Exhibit 10.8

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax 65 - 63677003 Email:lincotrade@singnet.com.sg Website: www.lincotrade.com.sg Co.Reg.No:199105725K Our Ref:LTL/S/7256 24 June 2022 GARDEN BEAU PTE LTD 1 LIM CHU KANG KANE 6, SINGAPORE 718924 ATTN:MR TAY TOH KIM Dear Mr Tay LETTER OF AWARD PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY We are pleased to award the under mentioned Sub - Contractor works to you as our Sub - Contractor subjected to the following terms &conditions: - Scope Of Work : Sub - Contract for Design,Supply,And Installation of Softscaping Work Contract Sum : S$658,708.15 (Exclude 7%GST) Type of Contract : Lump Sum Contract Date of Commencement : 25 April 2022(As Per Main Contract) Date of Completion : 10 October 2022(As Per Main Contract) Payments Terms : Progressive Claims(30 Days Upon Receipt of Original Invoice) Retention : 10%of the Value of Work Done up to a maximum of 5%of the

Sub - Contract Price Liquated Damages : $35,800.00 per day Defect Liability Period : 12mths from upon completion and handling over of the Sub - contract works or from issuance of Completion Certificate,whichever is later heeredd ody SAC OSH - 2015 - 11

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax 65 - 63677003 Email:lincotrade@singnet.com.sg Website: www.lincotrade.com.sg Co.Reg.No:199105725K 2.The following documents as annexed herewith shall also form an integral part of this Sub - Contact: Conditions Of Sub - Contract M.O.M.Regulations Employment of Foreign Workers Schedule of rates (if any) Specifications &drawing issued: Given During Tender Stage. Remarks: (1) (2) (3) (4) (5)

All Contractual Documents,Progress Claim,Addition and Omission of VO Works are subject to contractual agreement by our Client - Perennial Shenton Property Pte Ltd (Back to back Confirmation) You are liable to insure your own workers'WICA Insurance for the above project.You are also liable to bear the excess sums of the Contractor's All Risks insurance policy in respect of claims arising from or attributable to acts, omissions or default or the Contractor,his workmen,agents or representatives. Please also note that With effect from 01 September 2020 ,all Companies are required to purchase their own WICA Insurance . In any case where a worker is injured in the course of his employment at our Project Site,the Sub - Contractor shall be fully responsible for all WICl and Common Law Claims under the annual WIC Policy by the direct employer . A copy of the WICA Certificate is to be submitted to us before the commencement of work . Otherwise,this Contract will be void The Sub - contractor shall obtain insurance covers for all plants,machineries and equipment deployed on site . Workman Compensation for Employees shall also be covered under the respective Sub - contractor . Copies of the insurance shall be submitted prior to commencement of works . The Sub - Contract Price includes the Sub - Contractor's benefits as well as,and without limitations,any taxes,duties and levies whatsoever (except GST), customs duties and clearance costs,costs of guarantees,trade expenses, transportation,travelling,housing,feeding,expenses,insurance premiums. The Sub - Contractor shall not be entitled to payment under this Sub - Contract in respect of fluctuation in cost.

Appendix A Summary/1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX A-SUMMARY OF TENDERS RECEIVED

Tender Submissions	GARDEN BEAU PTELTD
	AMOUNT
	S$
Original Tender Submission dated 6 April 2022	693,377.00
Tender Questionnaire No.1&1A Submission dated 25 April 2022	693,377.00
Tender Questionnaire No.2 Submission dated 24 May 2022	658,708.15

Appendix B Breakdown/1 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE T O SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX B - BREAKDOWN OF TENDER SUM GARDEN BEAU PTE LTD DESCRIPTION S / N AMOUNT S$ $ 8,514 General Notes 1 .00 2 $ Trees 116,720 $ Shrubs and Groundcover 3 .00 4 $ Hedges 5 $ 296,903.00 # $ Mulch 6 1,010.00 $ # Approved Soil Mix 7 $ 18,140.00 Operation and Maintenance of softscape 8 $ Nursery 9 163,260.00 $ 62,000.00 Procurement Trips 1 0 $ # $ Hardscape Any other items 1 1 $ 20,000.00 1 2 Preliminaries 500 1 As - Built Drawings 3 .00 $ 39,240 Excavation and Wooden Staking 1 4 Adjustments for Arithmetical Error .00 29,050 .00 35,000.00 # NA (104,960.00) $ 685,377.00 # Sub - Total

$ 5,000.00 $ 3,000.00 Performance Bond Insurance A D D A D D $ 8,000.00 Sub - Total $ 693,377.00 # Original Tender Submission dated 6 April 2022

Appendix B Breakdown/2 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE T O SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX B - BREAKDOWN OF TENDER SUM GARDEN BEAU PTE LTD DESCRIPTION S I N AMOUNT Ss $ (59,000.00) $ 36,500.00 $ 22,500.00 Compliance to Tender Questionnaire No.1 &1A GARDEN BEAU PTE LTD omit item O signature trees add item O signature trees revise /add item AC to AG 1 $ 693,377.00 Tender Questionnaire No.1&1A Submission dated 25 April 2022 $ (34,668.85) C o m pliance to Tender Questionnaire No.2 (Final Negotiation ) Less Commercial Discount 1 $ 658,708.15 Tender Questionnaire No.2 Submission dated 24 May 2022 Notes: #Denotes arithmetical error A B C

Appendix C General Notes/1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

TEM NO.	DESCRIPTION			DEN BEAU PTE LTD	
		UNIT	QUANTITY	UNIT RATE	AMOUNT
				(S)	(S)
	Note: 1.This Section shall be read in conjunction with the Specification,Drawings and any other parts of the Tender Documents when pricing. 2.The quantities stated in this Section are indicative in nature and are given as guidance and information only to facilitate progressive valuation of work and do not represent the total items of work which are to be executed under the Sub-Contract.It shall be the Sub- Contractor's responsibility to work out his own quantities and determine the works required under this Sub- Contract from the Specification,Drawings and other parts of the Tender Documents. 3.Prices included in this Section of the Sub-Contract works shall deem to be complete and shall be inclusive of all works,whether permanent or temporary,and materials of the Sub-Contract Works as inferred from Drawings and/or described in the Specification. 4.Rates shall include for all other things necessary for the complete and satisfactory installation and performance. 5.The rates inserted herein shall deemed to be the Schedule of Rates and shall be used as a basis for valuation of variations (additions or omissions) 6.Design change that does not have an impact on the quantity or species of plant,no variation order is claimable,unless the plants have been completed but removed due to change in design thereafter				
	GENERAL The Softscape-Contractor shall supply,install and set PLANTING OF TREES				
A	The Softscape-Contractor shall excavate planting holes and dispose offsite including backfill to a level as				
B	specified with approved soil mixture including supply and planting of plants with necessary

5,544. 00 2,970. 00 70 .0 0 15 .0 0 79 198 m3 supports,guying staking or anchoring as specified all in accordance to Drawings and Specifications. Refer to Drawings and Pricing Section - Trees a)Excavation for landscape area b)Backfilling of Soilmix c)Wooden staking (timber staking - $25 per tree) Threesixty Cost Management Pte Ltd

Appendix C General Notes/2

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

ITEM NO	DESCRIPTION	GARDEN BEAU PTELTD			
		UNIT	QUANTITY	UNIT RATE ($)	AMOUNT ($)
C	PLANTING OF SHRUBS,GROUNDCOVERS& HEDGES The Softscape-Contractor shall excavate trenches to form shrub/flower bed,including backfill to a level as specified with approved soil mixture including supply and planting of plants all in accordance to Drawings and Specifications Refer to Drawings and Pricing Section - Shrubs, Groundcovers and Hedges				
	Sub-Total for General Notes				$ 8,514.00

Appendix C Trees/3 РрОРовер темрОваву бНОИгЦАТё биррОвТ Мхер - бАЦеб сАШерУ ОМЦот тззоообзбм АЦОМс вАУГВОМт ауеМие тО USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRA CT АрреМD!х с - РЕТАШЕР ВВЕАКРОИМ Ое ОРІОМАЦ ТЕМрЕРБ РЕСсЕМЕО PTE LTD GARDEN BEAU AMOUNT UNIT RATE PROVISI ON AL QUANTIT IE CANOP y SPREA D GIRTH SIZE HEIGH T DESCRIPTION ITE M NO . 5) S (no.s m m (m SHOWFLAT TREES (SUPPLY, N DELIVERY,INSTALL AND MAINTENANCE ONLY) $ $ 5 1.2 0.15 5 - 6 Arfeuillea arborescens 1 1,600.00 320.00 $ 2,100.00 $ 300.00 7 1.2 0.15 5 - 6 Azadirachta indica 2 $ $ 30 1.2 0.12 3 - 4 Citharexylum spinosum 3 9.000.0 300.00 һ 13,500.00 $ 450.00 30 1.2 0.15 5 - 6 Cleistanthus sumatranus 4 $ 3.300.00 $ 300.00 11 1.2 0.12 3 - 4 Cratoxylum cochinchinense 5 $ 1,500.00 $ 300.00 5 1.2 0.15 5 - 6 Dalbergia latifolia 6 $ $ 16 1.2 0.12 1.5 - 2 Dendrolobium umbellatum 7 1,600.00 100.00 $ $ 2 1.2 0.15 5 - 6 Erythrophleum suaveolens 8 600.0 300.00 $ $ 6 1.2 0.15 5 - 6 Hopea odorate 9 1,800.00 300.00 $ $ 2 1.2 0.15 5 - 6 Millingtonia hortensis 10 600.00 300.00 $ $ 7 1.2 0.15 5 - 6 Pteleocarpa lamponga 11 2,100.00 300.00 $ 500.00 $ 100.00 5 1.0 0.12 1 - 2 Senna siamea 12 $ $ 34 1.0 0.12 4 - 5 Tristaniopsis merguensis 13 16,320.00 480.00 $ $ 7 1.5 0.15 5 - 6 Xanthostemon chrysanthus 14 2,450.00 350.00 $ $ 3 1.2 0.12 3 - 4 Xanthostemon chrysanthus 15 750.00 250.00 $ 57,720.00 170 Sub - Total for Showflat Trees SIGNATURE TREES (FOR INSTALLATION &MAINTENANCE 0

	ONLY)						
1	Lagerstroemia floribunda	5-6	0.3	2	7	$ 800.00	$ 5,600.00
2	Lagerstroemia indica	5-6	0.6		3	$ 13,000.00	$ 39,000.00
3	Libidibea ferrea	5-6	0.3	2	10	$ 800.00	8,000.00
4	Tristianopsis whiteana	6-7	0.15	1.5	8	$ 800.00	$ 6,400.00
	Sub-Total for Signature Trees				28		$ 59,000.00
	Total for Trees						$ 116,720.00

Appendix C Shrubs &Groundcover/4 бноИгLАт& рп оробер темроваву ОеУЕЦОРмемт (соммепсА. ноте!,нев!оемтац омцот sALes вАШеnу ОМЦот Тбзо - ообзбм Аьомо ваугкомт ауемието бИрровт мхер - ИбЕ твзо - отаас амо твзо - отатуатв внемтомиах DESIGN.SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED GARDEN BEAU PTE LTD NOS. OF PLAN TS ARE A MAX . SPACI NG SPRE AD SZE HEIG HT PERC ENTA G E OF MIX [ D ESCRI PTION T E N ( @ ) AMOUNT UNIT RATE PROVISI ONAL QUANTI TIES [noS m2 [m2 ǐ (m [m] [mm 1 0 . 0 0 5 . 0 0 . 0 0 6 . 0 0 3 . 0 0 .00 1 0 . 0 0 1 0 . 0 0 4 . 0 0 6 . 0 0 6 . 0 0 3 . 0 0 1 0 . 0 0 4.0 0 14.0 0 14.0 0 14.0 0 14.0 0 14.0 0 5.0 0 4.0 0 14.0 0 14.0 0 14.0 0 14.0 0 5.0 0 14.0 0 32.0 0 14.0 0 14.0 0 14.0 0 SHR UBS (SUPPL Y, DELIV ERY,INSTALL AND MAINTAIN) M1 - CANNA BOUQUET MIX Alocasia macrorhizos Canna x generalis Red King Humbert Canna x generalls Striatus' Colocasia 'Black Magic' Heliconla psittacorum Golden Torch Adnan' Plumbago auriculala Thalia geniculata M1S - CANNA BOUQUET SHADE MIX Alocasia macrorhizos Canna x generalis 'Red King Humbert Canna x generalis 'Striatus Colocasia Black Magic' Heliconia psittacorum'Golden Torch Adrian Thalia geniculata M2 - QUIET ARRIVAL MIX Arundina graminifolia (Dwarf) up t Pandanus amaryfolius Pithecelloblum dulce 'Dwarf Albino Strobilanthes sinuate M3 - AMAN MIX (HIGH) Hydrangea macrophylla Orthosiphon anistalus Plumbago auriculata Stachytarphela indica M3L - AMAN MIX (LOW) P 290.00 29 7.3 0.6 0 0.8 0 800 10 1,020. 00 204 14. 6 0.3 0 0.3 0 500 20 2 14. 20 204 6 0.3 500 10 3 816.00 102 0 0.3 0 30 10 4 612.00 102 7.3 7.3 0.3 0 0.3 0 300 5 306. 00 204 0,3 0.3 20 6 612.00 370.00 37 14. 6 7.3 0 0 0.3 0 300 1200 10 7 Q 0.3 0 0.5 0 0.5 80.00 220.0 0 8 55 1.9 3.9 0 800 500 10. 0 20. 0 0.8 330.0 55 55 3.9 3.9 0.6 0 0 0.3 0 500 20. 0 0 55 3.9 0.3 0 300 20. 0 330.00 165.0 0 10 1.9 0.3 0 0.3 0 0.3 0 0.3 300 1200 20. 0 10. 0 6 R 100.00 995 71. 1 0.3 0 0 3,414 106. 0.3 0 0.5 0 500 20 995 68 300 30 4,975. 00 498 995 71. 1 35.5 6 0.5 0 0.3 0 300 300 20 10 4 7,070.00 2,985. 0.3 0 0.2 0 150 20 00 1,841 71. 1 0.2 0.3 5 1,494. 2,762 0 0 400 20. 00 1,841 2,762 131. 0.3 0 0.3 0 0.3 400 400 0 30. 0 3,980. 00 5 0.3 0 0 500 20. 0 2,560 197. 3 0.3 0 30. 0 746 131. 5 0.3 0 200

18,41 0.00 8,28 6.00 5,52 3.00 8,286. 00 10,24 0.00 7,46 0.00 4,80 0.00 2,238. 00 700.00 300.00 560.00 1,680. 00 5 . 0 0 5 . 0 0 3 . 0 0 3 . 0 0 4 . 0 0 1 0 . 0 0 3.00 3 . 0 0 3 . 0 0 $ 4 . 0 0 1 0 . 0 0 $ 3.00 3 . 0 $ 0 5 . 0 0 6 . S 0 0 4 . 0 0 6 . 0 0 1,600 746 140 50 140 280 14.0 0 14.0 0 14.0 0 14.0 0 32.0 0 14.0 0 20.0 0 14.0 0 14.0 0 5.0 0 14.0 0 14.0 0 197. 3 80. 0 53. 3 80. 0 53. 3 10. 0 10. 0 10. 0 20. 0 0.3 0 0.3 0 0.3 0 0.3 0 0,2 0 0.3 0 0.2 5 0.3 0.3 0.5 0.3 0.3 0.3 0 0.3 0 0.3 0 0.2 0.3 0 0.2 0 0.3 0.3 0.5 0.3 0.3 400 250 300 300 300 300 400 30. 0 20. 0 30. 0 20. 0 10. 0 10. 0 10. 0 20. 0 Chlorophytum capense Hydrangea macrophylla antana camara Nephrolepis exaltala M4 - MAUVE MIX Aglaonema 'Donna Carmen Magic' Ficus elastica'Black Burgundy Goeppertia 'Silver Plate U 3 4 Threesoty Cost Management Pte Ltd

Аррепаiх С ВпгиЬб ё СгоипасоуегЛБ вНоигЦата вАLеs р воробер темровАру реУЕЦормемт (соммевсіа., сАШепу оМЦот тбзоообзбм АЦоМс ВАУгвОМт Ауемие то бирропт МХер - Ибе н оте!, вевшемтац омтот тбзо - ооааас анр твзо - оаатуатв енемтоммат nеsам, sиррЦу амо мбтаЦцатюм аг богтбсАРМа ИонКв бИВ - самтнас т APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED GARDEN BEAU PTE LTD NOS. PLAN TS ARE A NAX . SPACI NG SPRE AD SIZ E HEIG HT PERC ENIA GE OF MIX DESCRIPTION T E M V O . AMOUNT UNIT RAT PROVISI ONAL OUANTITIE S m (no.5) m2 (m (m2) [m mm 1,680. 00 840.0 0 420.0 0 560.0 0 ,54 2.00 3,08 4.00 10,56 9.00 4,623 .00 6,140. 00 1,53 6.00 3,07 2.00 2,30 7.00 1,536. 00 1,280. 00 9,956.0 0 4,977.0 0 2,490.0 7,467. 00 6 . 0 0 6 . 0 0 3 . 0 0 4 . 0 0 3 . 0 0 6 . 0 0 3 . 0 0 3 . 0 0 5 . 0 0 3 . 0 0 6 . 0 0 3 . 0 0 3 . 0 0 5 . 0 0 4 , 280 14.0 20. 0.3 0.3 400 20. 0 Goeppertia insignis Goeppertia vetchians Neomarica gracilis Philodendron verrucosum M5 - MARINA BAY VIEW MIX Dianella variegated Euphorbla graminea Lantana camara 'Sundancer' Pachystachys lutea Philodendran 'Tropical Sunrise M5s - MARINA BAY VIEW SHADE MIX Dlanella variegated Euphorbia graminea Pachystachys lutea Philodendron Troplcal Sunrise' Eplpremnum aureum Neon M6 - ANTICIPATION MX Altemanthera ficoidea (L.)P Beauv.True Yellow' Dianella variegaled Pithecellobium dulce Dwarf Albino Pseuderanthen im camuthersi var.'reticulatum' Senna alala M7 - SCREENING MIX Blechoum gibbum Melasloma malabathricum Muraya paniculata Osmoxylon lineare Pandanus amarylifolius Philodendron xanadu 5 140 0 0 0.3 0.3 400 10.0 6 140 500 7 140 14.0 0 10. 0 0,3 0.3 300 10.0 8 14.0 10. 0 0.3 0.3 10.0 V 0 10. 0 14.0 0 1 512 512 769 512 256 14.0 0 36. 7 36. 0.3 0.3 0.2 0.3 0.3 0.3 0,2 0.3 300 300 250 250 300 10.0 10.0 30. 0 2 3 4 5 14.0 0 7 0.3 0.3 30. 0 W 32.0 0 110. 1 20. 0 14.0 110. 512 0 1 300 512 14.0 0 73. 4 0.3 0.3 300 769 0.3 250 0.3 20. 512 0.3 300 0 0.3 0.3 0.3 250 20. 0 256 36. 30. 0 5 14.0 0 6 0.2 0.2 300 20. 0 X 36. 2,489 14.0 0 6 300 10.0 54. 0.3 14.0 0 9 0 0.3 0 300 1,659 830 14.0 0 36. 6 0.3 0 0.3 0 300 30. 0 2 3 0.3 2,489 0 0.3 0 130 20. 0 59 14.0 0 18. 3 0.3 0 0.3 0 0 10.0 30. 4 5 0 2,758 14.0 0 177. 8 1.0 0 0.6 0 300 600 10.0 Y 14.0 500 3,151 0 118. 5,615 5,615 5 59. 3 0.3 5 0.3 300 300 10.0 2 3 2,758 2,758 14.0 0 1.0 177. 8 0.3 5 0.4 0.3 300 500 20. 0 20. 1,576 0 59. 3 0.3 5 0.3 0 0,3 6 5 2

1,770. 00 $ 13.790.0 0 12,604. 00 $ 22,080. 00 16,545. $ 00 $ 8,274.0 0 $ 13,790. 00 $ 6,304. 00 $ 5.1840 ㅹ 668.0 0 $ 1,210. 00 445.0 0 996.0 0 0 0 3 . 0 0 3 . 0 0 3 . 0 0 30 .0 0 5 . $ 0 0 $ 4 . 0 0 4 . $ 0 0 $ 3 . 0 0 3 . 0 0 5 . 0 0 4 . 0 0 3 . 0 0 4 . 0 0 5 . 0 0 5 . 0 0 4 . 0 0 1,728 167 242 89 249 14.0 0 8.0 0 14.0 0 14.0 0 14.0 0 14.0 0 8.0 0 14.0 0 14.0 0 14.0 0 5.0 0 14.0 0 197. 0 393. 9 393. 9 393. 9 197. 0 197. 0 197. 0 123. 4 11. 9 17. 3 17. 7 17. 8 0.3 5 0.3 5 0.3 5 0.3 5 0.3 0.3 0.3 0.5 0.3 0.3 0.4 0.3 0.3 0.3 0.5 0.3 300 300 300 300 300 20. 0 10.0 10.0 0.0 NA NA NA NA NA Schefflera arboricola MASS PLANTING Pihecelloblum duce Dwad Albino' Leucophyllum frutescens M4m - MAUVE MIX (MASS PLANTING Aglaonema Donna Carmen' Colocasia esculenta Black Magic Ficus elastica 'Black Burgundy 2 A A 3 Threasbty Cost Management Pte Lld

Appendix C Shrubs & Groundcovers

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT T530-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL

cond. acmoooer(AB) eMEer v5oo-ocl4c Aso ncoo-col4rY Arn 6HcMroM BAF

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

ITEM	DESCRIPTION	PERCENTAGE OF QTY	HEIGHT	SPREAD SIZE	MAX. SPACING	AREA	NO. OF PLANTS	GARDEN BEJU PTELTD		
								PROFESSIONAL QUANTITY	UNIT RATE	AMOUNT
			m		m	m2		NO.S	Sm	
4	Goeppertia 'Silver Plate'	NA	400	0.3	0.3	19.8	14.00	277	6.00	,385.00
5	Goeppertia insignis	NA	400	0.3	0.3	6.9	14.00	97	5.00	805.06
6	Goeppertia veitchiana Neomarica gracilis Philodendron verrucosum	NA NA NA	400 500 300	0.3 0.3 0.3	0.3 0.3 0.3	7.5 12.8 16.7	14.00 14.00 14.00	65 179 234	5.03.06 6.0	325.00 537.00 ,404.00
	Sub-Total for Shrubs					4,636.12				273,293.00
A B	GROUNDCOVER (SUPPLY, DELIVERY, INSTALL AND MAINTAIN GROUNDCOVER Axonopus compressus		50	close	turfing	1,095.0			$ 20.00	$ 21.90000
	Sub-Total for Groundcover					9,290.87				21,900.00
	otal for Shrubs &									$ 296,903.00

Notes

* Denotes arboreal use

Appendix C Hedges/7

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

ITEM NO.	DESCRIPTION	LENGTH (m)	PROVISIONAL QUANTITIES (no. s)	GARDEN EEA U PTELTD UNIT RATE (S/m2	GARDEN EEA U PTELTD AMOUNT (S)
	HEDGES (SUPPLY,DELIVERY,INSTALL AND MAINTAIN)				
AC	HEDGES (Carmona retusa)INCLUSIVE OF WIRE FRAME				
1	1200(H)x500mm (W)linear hedge	12.0	2	$ 80.00	$ 160.00
2	900(H)x500mm (W)linear hedge	18.0	2	$ 50.00	$ 100.00
3	600(H)x500mm(W)linear hedge	11.0	1	$ 40.00	$ 40.00
AD	HEDGES (Murraya paniculata)				
1	1200(H)x 500mm (W)linear hedge	27.0		$ 60.00	$ 180.00
2	900(H)x500mm(W)linear hedge	26.5		$ 40.00	$ 160.00
3	600 (H)x500mm (W)linear hedge	28.0	3	$ 20.00	$ 60.0
AE	HEDGES(Podocarpus macrophyllus)				
1	2500(H)x 600mm (W)linear hedge	10.0		$ 110.00	$ 110.00
AF	HEDGES(Ficus annulata)				
1	1800(H)x500mm (W)linear hedge	29.0	1	$ 90.00	$ 90.00
AG	HEDGES(Syzygium paniculatum)				
1	1800(H)x 500mm(W)linear hedge	57.0		$ 90.00	$ 90.00
	Total for Hedges				1,010.00

Notes;

#Denotes arithmetical error

Appendix C Trees (Optional)/8

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED- USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

ITEM NO.	DESCRIPTION	HEIGHT	GIRTH SIZE	CANOPY SPREAD	PROVISIONAL QUANTITIES	GARDEN ... PTE LTD	
						UNIT RATE	AMOU
		m	m	m	(nos.)	($)	($)
	SIGNATURE TREES (SUPPLY, DELIVERY, INSTALL AND MAINTENANCE ONLY)(OPTIONAL)						
1	Lagerstroemia floribunda	5-6	0.3		7	$ 800.00	Rate Only
2	Lagerstroemia indica	5-6	0.6		3	$ 13,000.00	Rate Only
3	Libidibea ferrea	5-6	0.3	2	10	$ 800.00	Rate Onl
4	Tristianopsis whiteana	6-7	0.15	1.5	8	$ 800.00	Rate Only
	ZBR TREES (SUPPLY, DELIVERY, INSTALL AND MAINTENANCE ONLY [OPTIONAL]						
	Ficus maclellandi						
1	Remarks:To be with low and multiple branching with full foliage from bottom to top	3	0.2	1.5	9	$ 3,500.00	Rate Only
2	Radermachera sinica Remarks:To be with low and multiple branching with full foliage from bottom to top	3	0.2	1.5	3	$ 3,500.00	Rate Onl

Appendix C Shrubs (Oplional)/9 PR OPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCI DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED GARDEN BEAU PTE LTD NOS . OF PLA NTS AREA MAX. SPREA D SIZE HEIGH T PERCE NTA GE OF MIX DES CRIPTION IT EM N O . AMOUNT UNIT RATE PROVISION AL SPACI NG QUANTITIES 5 Sm2 (no.s (m2 (m2) (m m Ǐ mm] (% ǐ Rate $ 6 276 14.0 0 19.7 0.30 0.30 500 20 SHRUBS - 2BR MIX (SUPPLY,DELIVERY, INSTALL AND MAINTENANCE ONLY) IOPTIONAL1 Stachytarpheta cayennensis Orthosiphon aristatus Chlorophytum capense Nephrolepis falcata Peristophe laxiflorum Pseuderanthemum laxiflorum Anthurium "Purple Plum' 1 Onl Rate . $ 0 276 276 14.0 19.7 0.30 0.30 400 300 20 10 2 3 Only $ 0 276 14.0 19.7 0.30 0.30 300 10 4 Rate $ 4 276 0 19.7 0.30 0.30 500 10 5 Only Rate $ . 0 $ 276 14.0 14.0 19.7 19.7 0.30 0.30 0.30 0.30 300 20 6 Only Rate 0 $ 5 . 276 14.0 14.0 0 19.7 0.30 0.30 500 10 7 Only 0 Rate Only 0 4 Rate Only . 0 0 6 . 0 0 6 . 0 0 15 .0 0

Appendix C Hedges (Optionaly/10 P ROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT B SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRAC T APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED GARDEN BEAU PTE LTD PROVISIO NAL QUANTIT IES LENGT H DESCRIPTION IT EM NO . AMOUNT UNIT RATE (S) (E/m2) (no.s) (m) HE DGES - 2BR(Faqraea ceilanica)(SUPPLY,DELIVERY, NSTALL AND MAINTENANCE ONLY)[OPTIONAL] Rate # Only ($810 .00) Rate # Only ($630 .00) $ 45.00 $ 35 .0 0 1 1 5.0 5.0 1500mm(H)x300mm(W)linear hedge 1200mm(H)x300mm(W)linear hedge 1 2 Notes: #Denotes arithmetical error

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE УЕЦормемт (соммевсац, нотеь, вебюремтац) оМЦот тбзо - оо144с амр твзо - оо147У атв бнемтон Vау escn, supplv andinsmallamion or sortscapinq wonkssuв - сомтваст p APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED Appendix C General ltems/11 GARDEN BEAU PTE LTD QUANT ITY I T E M N O AMOUNT UNITRATE QUANTI TY UNIT UNIT DESCRIPTION $ 18,140.00 $ 4.00 4,535 m2 1 Ls MULCH The Sub - Contractor shall supply,spread and level minimum 30mm thk bark mulch to all planted areas as per Drawings and Specifications. D 8,140.00 Total for Mulch S 163,260.00 $ 60.00 2,721 m3 1 LS SOL Approved soil mx (ASM)for all landscape areas,Refer to drawing SF_LS_110 E 5 otalfar So $ 62,000.00 # $ 5,200.00 12 month Months OPERATION AND MAINTENANCE OF SOFTSCAPE F NCLUDING BUT NOT LIMITED TO THE PLANTING All daily,weekly,monthly,quarterly,biannual and annual operation checks and services to keep all the planting in a good state as in accordance to Specifications including watering,weeding,forking of plants bed edging,fertilising,spraying to control disease,grass culting,trimming,plant replacement work,mulching and runing of trees as speched for scope of works under Maintenance Period Provision of licensed personnel on site throughout the whole period of the maintenance works,as specified in he Specifications Allow for all the operating,servicing,maintenance and epair requirements,parts and labour,of the Works for the entire duration of the Maintenance Period Provision of two (02)copies of monthly progress reports with pictures (coloured)of mulliple stages for every scope of work (before,ongoing and completion)to the E.R $ 62,000.00 Total for Operation And Maintenance Of Softsc ape Including But Not Lim i ted T o The Planting Rate Only $ 62,000.00 3 year Ls Maintenance after DLP for Year 1 - 3 (Oplional (To NOT be carried forward to total summary) G 20.00000 $ 20,000.00 Us 3 Months Total for Maintenance after DLF NURSERY To provide a dedicated nursery at one designated site in Singapore.The plant nursery operations center will also be the site for pre - growth and propagation of all plants as well as bioengineering live material at least 3 months before site installation.This site location should be qualified during submission of tender and be available immediately after contract award.Sub - Contractor require to submit schedule of shrubs and tree planting after contract award H Sub - Total for Nursery

20,000.00 $ 500.00 500.00 Us Ls PROCUREMENT TRIPS o provide transporlation,accommodalion and all logislical arrangements for visits to supplier nursery outside of Singapore,for up to 5 persons per trip. 500.00 Total for Procurement Trips Threesixty Cost Management Ple Ltd

Appendix C General Items/12 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRAC T APPENDIX C - DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED GARDEN BEAU PTELTD TE M AMOUNI UNIT RATE UNI T QUANTI TY QUANTI TY UNI T DESCRIPTION NO . 5) HARDSCAPE J 22.050.0 4 5 490 m2 490 m2 a)Crushed Stone Edging 8,280.00 . 0 184 m2 184 m2 b)Landscape Walkway 8,910.00 0 13 m2 13 m2 c)Landform 4 5.00 99 m 99 m d)Landscape Edging nclusive 9 0 . 0 0 39.240.00 Total Hardscape ANY OTHER ITEMS K The Contraclor shall allow and provide hereunder for works not covered by the foregoing items but are either indicaled on the drawings or described in the specificalions or alluded elsewhere or which is deem necessary for the proper execution and satisfaclory completion of the overall Works.No extra claim or compensation arising from the Works due to lack of cnoedge or any omissions of incidentalancillary obvious works will be entertained.(Please list and price hereunder for any ither items) 0)Protection of finlshes 3,000.00 3,00 0 m² L8 (i)100mm dia subsoil drainage pipe for landscape area 26,050.00 . 0 1,042 0 2 5 . 0 0 5 29,050.00 Total for Any Other Items $ 35,000.00 1 Ls PRELIMINARIES L 5 357000.00 Total for Preliminaries $ 3,000,00 $ 3,000.00 Us 1 Ls AS - BUILT DRAWINGS To show all implemented works with approved modifications made to the oniginal drawing . M 5 3,00u.0U Total for As - Built Drawings Notes: #Denotes arithmetical error ⴞ 3 3 3 䀰

Appendix C Maintenance/13

PROPOSED TEMPORARY SHOWFLAT&SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

APPENDIX C -DETAILED BREAKDOWN OF ORIGINAL TENDERS RECEIVED

				GARDEN BEAU PTE LTD	
ITEM NO.	DESCRIPTION	UNIT	QUANTITY	UNIT RATE	AMOUNT
				S$	S$
	MAINTENANCE AFTER DLP				
i	Manual irrigation of all plants		Twice Daily		
ii	Weeding and Forking -to remove undesirable vegetation and loosen the soil around the base using methods and materials approved by E.R.	nos nos	Twice a Week		
ii	Disease and Pest Control -Inspect all plant materials and locate any disease or insect pest infestations.Upon the discovery of any disease or insect pest infestation,submit the proposed method of control the the E.R.for approval prior to application of control measure	nos	Monthly		
	Grass cutting -The Sub-Contractor shall cut the grass neatly and all shipping removed				
iv	Aerifying and Spreading Topsoil Aerifying for planting area shall be done with topsoil incorporated with compost'and to be spread to affected areas	m3	Bi-weekl		
V	Pruning and Repair -to remove dead or injured twigs and branches and or to compensate for the loss of roots as a result of transplanting operations.All cut shall be made flush,leaving no stubs.All wounds shall be	Nos	Bi-weekly		
vi	smoothered and shaped so as not to retain water,and the treated area shall be coated with shellac or other specified wound dressing,shear all hedge plants to the desired height by periodic shearing to the satisfaction of the E.R	nos	Twice a Week		
	Fertilizing -Application of approved fertilizers of a				
vii	Replacement of dead or unhealthy plants Clean up-All wasted materials shall be continuously and promptly removed and all reasonable precautions taken to avoid damage to existing structure	nos nos nos	Monthly As needed Daily		
ix	Tree supports -To inspect,replace and adjust all stakings,guying and anchorage to ensure proper and safe support for the trees	nos	Monthly		
X	Comprehensive Maintenance After Maintenance Period 1st Year

R Only a t Only e R Only a t e Only R a t e R a t e 62,000.00 70,00 0.00 78,00 0.00 Annually Annually Annually Annually Annually 2nd Yesr 3rd Year 4th Yea 5th Year Part F.1

Appendix A/Page 1 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147 V AT 8 SHENTON WAY SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER EMPLOYER'S REPRESENTATIVE'S INSTRUCTION APPENDIX A:Letter and Documents Forming an Integral Part of Sub - Contract The following letters and documents shall constitute integral parts of the Sub - Contract: (1) Threesixty Cost Management Pte Ltd (" Threesixty" )issuance of Letter of Invitation via email dated 15 March 2022 at 8:34 AM; (2) Threesixty's issuance of Tender Addendum No.1 via email dated 22 March 2022 at 5:50 PM; (3) Threesixty's issuance of Tender Clarification No.1 via email dated 29 March 2022 at 5:04 PM (4) Threesixty's issuance of Tender Addendum No.2 via email dated 4 April 2022 at 5:43 PM; (5) Garden Beau Pte Ltd ( "Garden Beau" )Tender Submission dated 6 April 2022; (6) Threesixty's issuance of Invitation to Tender Interview No.1 via email dated 14 April 2022 at 10:46 AM (7) Consultants'issuance of Tender Questionnaire No.1 at Tender Interview No.1 dated 18 April 2022; (8) Threesixty's issuance of Tender Questionnaire No.1&1A via email dated 19 April 2022 at 8:44 PM (9) Garden Beau's Revised Tender Offer and Replies to Tender Questionnaire No.1&1A dated 25 April 2022; (10) Threesixty's issuance of Invitation to Tender Interview No.2 via email dated 23 May 2022 at 1:05 PM; (11) Threesixty's issuance of Tender Questionnaire No.2 via email dated 23 May 2022 at 1:10 PM; (12) Garden Beau's Revised Tender Offer and Replies to Tender Questionnaire No.2 dated 24 May 2022.

Appendix B/Page 1

PROJECT	SUPPLY,DELIVERY AND INSTALLATION OF SOFTSCAPING WORKS FOR PROPOSED TEMPORARY SHOWFLAT AND SALES GALLERY ON LOT TS30- 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY
DESCRIPTION	8 SHENTON WAY SALES GALLERY SOFTSCAPE NSC CONTRACT DRAWING LIST

DRAWING NUMBER	DRAWING TITLE	SCALE	PAPER SIZE	TENDER MAR 2022	TENDER ADDENDUM 12022
	GENERAL				
SF_LS_001	DRAWING LIST	NTS	A4	0	
SF_LS_002	GENERAL NOTES	NTS	A1	0	
	LANDSCAPE ARCHITECTURAL PLAN				
	OVERALL LANDSCAPE PLAN				
SF_LS_100	OVERALL LANDSCAPE LAYOUT	1:30	A1		
SF_LS_110	SOIL &GRADING PLAN	1:300	A1		
	LANDSGAPE PLANTING PLAN				
	OVERALL PLANTING PLAN				
SF_LS_200	TREE PLANTING PLAN	1:300	A1	0	
SF_LS_201	GROUNDCOVER,SHRUBS &HEDGES PLANTING PLAN	1:300	A1	0	
	IRRIGATIONPLAN				
SF_LS_300	AUTOMATED IRRIGATION PLAN	1:300	A1	0	
SF_LS_301	MANUAL IRRIGATION PLAN	1:300	A1		0
	TYPICAL DETAILS				
	DETAILS				
SF_LS_400	TYPICAL PLANTING PLAN -SHEET 1	AS SHOWN	A1	0	
SF_LS_401	TYPICAL PLANTING PLAN -SHEET 2	AS SHOWN	A1	0	
SF_LS_410	TYPICAL PLANTING DETAILS	AS SHOWN	A1	0	
SF_LS_420	TYPICAL AUTOMATED IRRIGATION DETAILS	1:300	A1	0	1
	LANDSCAPE SCHEDULE				
SF_LS_500	PLANTING SCHEDULE -SHEET 1	NTS	A1	0	
SF_LS_501	PLANTING SCHEDULE-SHEET 2	NTS	A1	0

DCA

ARCHITECTS PTE LTD

EMPLOYER'S REPRESENTATIVE'S INSTRUCTION

Page 1 of 2

To: Lincotrade &Associates Pte Ltd 39 Sungei Kadut Loop Singapore 729494	JOB NO: 509.02(SF)
Employer Perennial Shenton Property Pte Ltd 28 Biopolis Road,#02-01 Singapore 068877	ERI No: 06 RVO No: Date of Issue: XX Jun 2022 Reference:
PROJECT TITLE: PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT(COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY	
In accordance to Clause 2 of the Conditions of Contract,I hereby issue the following instructions:-	
This Instruction is to be carried out: ☑ Immediately ☐ With no cost implication ☐ After costs have been agreed ☑ With cost implication to be assessed and agreed with QS	

Item	Description

	SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER
1.	With respect to the Provisional Sums allowed for the Supply and Installation of Softscaping Works, you are hereby instructed to enter into a sub-contract with Garden Beau Pte Ltd in accordance with the terms stipulated and attached to this instruction and to notify the Employer on the date of such sub-contract.
	Garden Beau Pte Ltd shall be accepted as the sub-contractor for the sum of $658,708.15 (Singapore Dollars:Six Hundred Fifty Eight Thousand Seven Hundred and Eight and
2.	Cents Fifteen Only)exclusive of Goods and Services Tax [GST]
	The Provisional Sum and the corresponding profit and attendance for the above as provided in the Main Contract shall be adjusted accordingly
3.	All the letters and correspondence forming an integral part of the sub-contract are listed herein as Appendix A
	All sub-contract drawings are listed herein as Appendix B.
4.	Please issue a Letter of Acceptance to the sub-contractor immediately.
5.	The above Instruction shall not constitute any additional time implication to the Contract.
6.	You are required to enter into a sub-contract with the sub-contractor and furnish one set each of the following documents to the Employer, Employer's Representative, Landscape Architect, and Quantity Surveyor.
7.	1. Duly signed copy of the Letter of Acceptance -within two weeks from the date of this instruction;and
8.	2. Duly signed sub-contract documents -within one month from the date of this instruction.

M\192.168.1.252\File Server\PROJECTS SUMMARY 2021 \PO\QS\6276-Showflat @65M10 Sub-con\Landscape -Garden Beau\Beau\show\a

A 1 HarbourFront Avenue #07-01 Keppel Bay Tower Singapore 098632 T +65 62255366 E +65 8225 4288
Company Regn No.193804738H Enquiry@dca-architects.com W www.dca-architects.com

EMPLOYER'S REPRESENTATIVE'S INSTRUCTION

Page 2 of 2

To: Lincotrade&Associates Pte Ltd 39 Sungei Kadut Loop Singapore 729494	JOB NO: 509.02(SF)
Employer Perennial Shenton Property Pte Ltd 28 Biopolis Road,#02-01 Singapore 068877	ERI No: (RVO No: Date of Issue:XX Jun 2022 Reference

PROJECT TITLE:

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT(COMMERCIAL,HOTEL RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

In accordance to Clause 2 of the Conditions of Contract,I hereby issue the following instructions:-

This Instruction is to be carried out

☑ Immediately ☐With no cost implication

☐ After costs have been agreed ☑ With cost implication to be assessed and agreed with QS

Item	Description

Name and Signature of Employer's Representative	Acknowledgement of Receipt
Khoo Poh Bir BOA Reg No:1656 DCA ARCHITECTS PTE LTD VK/KPB/AL/AW/CXQ/KN/JLYH/cs/tky	(Name,Signature &Co Stamp of Contractor) Date

Please sign and acknowledge receipt via return email for our record

Distribution To:

- ☐ Perennial Shenton Property Pte Ltd
- ☐ Threesixty Cost Management Pte Ltd
- ☐ Ramboll Studio Dreiseitl Pte Ltd
- Cheng Chung Design (HK)Ltd
- Meinhardt (S)Pte Ltd
- Lincotrade &Associates Pte Ltd
- Resident Site Staff

Our reference:8SW/Showflat - Softscape/Letter of Invitation_Garden Beau 15 March 2022 Garden Beau Pte Ltd 1 Lim Chu Kang Lane 6 Singapore 718924 Attention:Mr Steven Tay Toh Kim Dear Sir, PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147 V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER INVITATION TO TENDER On behalf of the Employer,Perennial Shenton Property Pte Ltd,we are pleased to invite you to participate in the Tender for Design,Supply and Installation of Softscaping Works Sub - Contract for the above project . A set of the tender document and drawings will be available for your download via email link for the Electronic Tender from 15 March 2022 , 9 : 00 AM upon payment of a Tender Deposit of Singa pore Dollars : One Thousand and One Hundred only (S $ 1 , 100 . 00 )inclusive of 7 % GS T . The chequeshall be made payable in form of a company crossed cheque from an established bank in Singapore and made out to "Perennial Shenton Property Pte Ltd" . The Tender Deposit shall be submitted to Threesixty Cost Management Pte Ltd's Office as indicated below,from 9 : 00 AM on 15 March 2022 Tuesday,during office hours . Threesixty Cost Management Pte Ltd 168 Jalan Bukit Merah #23 - 01 Connection One Singapore 150168 Contact Person:Ms Crystal Lim Threesixty Cost Management Pte. Ltd. (Member of the Surbana Jurong Group) 168 Jalan Bukit Merah #01 - 01 Connection One Singapore 150168 T +6562481288 Co.Reg.No.200305143H

threesixty
Cost Management

The Tender Deposit will be refunded without interest to all unsuccessful tenderers who have submitted a bona fide tender.The Tender Deposit will not be refunded if the tenderer withdraws or does not submit a priced tender after collecting documents or withdraws at any time prior to the award.In the case of the successful Tenderer,the tender depositshall be retained in full to defray the costs of the tender and contract documentation.

All tenderers shall treat this tender as strictly confidential.

The completed Tender Documents and all other required drawings and information shall be submitted in a sealed envelope clearly labelled as "Private and Confidential"as follows:

PRIVATE AND CONFIDENTIAL

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M **ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL**, HOTEL **RESIDENTIAL)ON LOT TS30-00144C AND TS30- 00147V AT 8 SHENTON WAY**

DESIGN, SUPPLY AND INSTALLATION OF **SOFTSCAPING WORKS SUB-CONTRACT TENDER**

<TENDERER'S COMPANY NAME>

and delivered to:

Threesixty Cost Management
168 Jalan Bukit Merah
#23-01 Connection One
Singapore 150168
Attention: Ms.Lam Jien Peng /Ms.Crystal Lim

not later than the date and time stipulated in the Letter of Invitation to Tender.Any tender submitted via facsimile or telex or telegram will be not accepted by the Employer and shall be deemed rejected.Tenders submitted after the tender closing date and time,whatever the reason(s)may be,will not be considered.

3|P ag e The complete tender submissionshall consist of the following: Hard copy: 1.Price Submission - One(1)original+One(1)duplicate;each wrapped individually and marked as "Price Submission". 2.Technical Submission - One(1)original+One(1)duplicate;each and marked as "Technical Submission". Soft copy: wrapped individually 1.Price Submission - One(1)soft copies in pen drive/thumb drive in native application and pdf formats;each wrapped individually and marked as "Price Submission". The Tender will close on 18 April 2022 , 12 . 00 PM sharp a nd your offershall remain valid for One Hundred and Twenty (120)days from the date of submission . Any quote submitted via facsimile will be not accepted by the Employer and shall be deemed rejected . Tenders submitted after the Tender closing date and time,whatever the reason(s)may be,will not be considered . All your submissions will be treated as confidential but will not be returned . Please note that the Employer shall not be responsible for any cost or expenses incurred in the tender preparation and we shall not be bound to accept the lowest or any offer . Yours faithfully, Lam Jien Peng For and on behalf of THREESIXTY COST MANAGEMENT PTE LTD cc Perennial Shenton Property Pte Ltd DCA Architects Pte Ltd Ramboll Studio Dreiseitl Pte.Ltd. Threesixty Cost Management Pte Ltd - Attn:Mr Lim Kong Cheng /Mr Loh Boon Hwee - Attn:Mr Khoo Poh Bin /Ms Annie Lim - Attn:Mr Chris Long /Ms Madeline Leong - Attn:Mr Kwan Yuet Leong /Ms Lam Jien Peng w c o r a p p i e p s e d i n i n d p i v e i d n u a l d l y r i v a e n / t d h u m b a r k d e r d i v e a s in “Tec n h a n ti i v c e al 2.Tec a h p n p i l c ic a a l t i o S n u b a m n i d s s p i o d n f fo - r O m n a e t ( s 1 ; e ) s a o c f h t Submission"

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Tuesday,March 15,20228:34 AM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Invitation to Tender -Garden Beau
Attachments:	Letter of Invitation_Garden Beau.pdf

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

INVITATION TO TENDER

On behalf of the Employer,Perennial Shenton Property Pte Ltd,we are pleased to invite you to submit a Tender for the above project.

A file transfer link will be issued to you via email to retrieve and download the Tender Documents and Drawings following the receipt of the Tender Deposit.

Kindly schedule an appointment with the undersigned for your submission of Tender Deposit.

Please refer to the attached Letter of Invitation and acknowledge receipt of this email.

Thank you.

Best regards,

threesixty Cost Management

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465|F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia

1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Tuesday,March 15,20228:40 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng;Loh Boon Hwee;Perennial-8SHENTON;509@DCA(8SW Redevelopment);#8shenton
Subject:	Re:8SW -Showflat-Softscape -Invitation to Tender -Garden Beau

This message Is From an External Sender

Please do not click the links or attachments and do not respond to this message if you are unsure of its origin.

Report Suspicious

Hi Crystal,

Well received your email with thanks.

Regards,
Tan Wei Ting

On Tue,Mar 15,2022 at 8:34 AM 8SW 360 QS<pj-8swqs@threesixtyconsultants.com >wrote:

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

1

1 Crystal LIM Mei Yin DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER INVITATION TO TENDER On behalf of the Employer,Perennial Shenton Property Pte Ltd,we are pleased to invite you to submit a Tender for the above project.

A file transfer link will be issued to you via email to retrieve and download the Tender Documents and Drawings following the receipt of the Tender Deposit. Kindly schedule an appointment with the undersigned for your submission of Tender Deposit. Please refer to the attached Letter of Invitation and acknowledge receipt of this email. Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedi 2

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Wednesday,March 16,202210:33 AM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Issuance -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER DOCUMENTS AND DRAWINGS

Please find append hereunder download link for the above project Temporary Showflat and Sales Gallery Tender Documents and Drawings (expires on 13 April 2022):

8SW SHOWFLAT-SOFTSCAPE TENDER 20220315.zip

Kindly acknowledge receipt of this email.

Thank you.

Best regards,

threesixty Cost Management

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465 |F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia

1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Wednesday,March 16,2022 11:36 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng;Loh Boon Hwee;Perennial-8SHENTON;509@DCA(8SW Redevelopment);#8shenton
Subject:	Re:8SW-Showflat-Softscape -Tender Issuance -Garden Beau

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Dear Crystal,

Well received with thanks.

Kind regards,

Joyce

On Wed,Mar 16,2022 at 10:32 AM 8SW 360 QS<pj-8swqs@threesixtyconsultants.com >wrote:

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER DOCUMENTS AND DRAWINGS

Please find append hereunder download link for the above project Temporary Showflat and Sales Gallery Tender Documents and Drawings(expires on 13 April 2022):

1

SW SHOWFLAT - SOFTSCAPE TENDER 20220315.zip Kindly acknowledge receipt of this email. Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify thesender immedi 2

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Tuesday,March 22,20225:50 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Addendum No.1 -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER ADDENDUM NO.1

We refer to the above and append herewith Tender Addendum No.1 for your information and action.

Tender Addendum No.1 documents comprise of the following:

1. Landscape Architect Tender Drawings
2. QS Tender Documents

Please find append hereunder the download link for Tender Addendum No.1 document and drawings:

8SW SHOWFLAT-SOFTSCAPE TA120220322.zip

Please kindly sign and return (via email)the attached acknowledgmentslips for our record.

Thank you

Best regards,

threesixty

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465|F+6562648832

1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Thursday,March 24,2022 10:30 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng;Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton
Subject:	Re:8SW-Showflat-Softscape -Tender Addendum No.1 -Garden Beau
Attachments	GB signed acknowledgement.pdf

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Dear Crystal

Received with thanks

Regards

Joe Rahim

On Tue,Mar 22,2022 at 5:50 PM 8SW 360 QS<pj-8swqs@threesixtyconsultants.com >wrote:

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

1

1 AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS3 0 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER ADDENDUM NO.1 We refer to the above and append herewith Tender Addendum No.1 for your information and action.

Tender Addendum No.1 documents comprise of the following:

1. Landscape Architect Tender Drawings
2. QS Tender Documents

Please find append hereunder the download link for Tender Addendum No.1 document and drawings:

8SW_SHOWFLAT-SOFTSCAPE_TA120220322.zip

Please kindly sign and return (via email)the attached acknowledgmentslips for our record.

Thank you

Best regards,

threesixty

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465|F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedi

2

Tender Addendum No.1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT

(COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

INSTRUCTIONS TO TENDERERS

The following revised/new pages attached hereto shall replace the respective copies/be incorporated into the tender documents.

Please have the superseded pages in your possession destroyed.

	Original Page	Revised /New Page
Content Page	Page 1	Prefix:Tender Addendum No.1 Part 1
Part C.1 Schedule of Works	Part C.1/Page 1-10	Prefix:Tender Addendum No.1 Part C.1/Page 1-12
Part G.1 Landscape Architectural Design Criteria &Requirements	Part G.1/Page 1-8	Prefix:Tender Addendum No.1 Part G.1/Page 1-12
Part G.3 List of Employer's Design Drawings	Part G.3/Page 1	Prefix:Tender Addendum No.1 Part G.3/Page

Page 2

Tender Addendum No.1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT

(COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

INSTRUGTIONS TO TENDERERS

ACKNOWLEDGEMENT

I/We acknowledge receipt of this Tender Addendum No.1 which comprises revised drawings/documents and confirm that these shall form an integral part of the tender submitted by me/us.

GARDEN BEAU PTE LTD

Signature and stamp of Contractof

Date: 24/3/22

Page 2

Crystal LIM Mei yin

From:	8SW 360 QS
Sent:	Tuesday,March 29,20225:04 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Clarification No.1 -Garden Beau
Attachments:	20220329_8SW_SF-SC_TC No.1.pdf

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER CLARIFICATION NO.1

We refer to the above and append herewith Tender Clarification No.1 for your information and action.

Please kindly sign and return(via email)the attached acknowledgment slips for our record.

Thank you

Best regards,

threesixty Cost Management

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465 | F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia

1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LO T TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER CLARIFICATION NO.1 DATE:29 MARCH 2022 S/N CONSULTANTS'REPLY 1 1.1 TENDER CLAR I FICATION GENERAL MATTERS Tender Closing Date Tender Closing Date shall be brought forward to 6 April 2022,12PM . 1.2 Tender Addendum No.1 We refer to Tender Addendum No.1 issued on 22 March 2022;you are required to incorporate all the Tender Addendum in your tender document and return the signed copy of the acknowledgement slip together with your tender submission 2 2. 1 LANDSCAPE MATTERS Landscape Architectural Design Criteria & Requirements - TA No.1 ltem 3.3 Responsibility Matrix Please advise whether the Water Features for Courtyard Stream,Marina Bay View Water and Sales Garden Raised Water Feature is under the softscape sub - contractor. 25|Other Waler features (Courtyard Slream.Marina Bay View Waler Feolure.Soles Garden Ralsed Water Feature)(lghting and control lghting conlrol panoly Feolure,Soles Garden Roised Woler Fealure)t tpump room.RC lanks and incoming services] conlrol ponels.tilers] ZB | thertleter featre dsuHyord Sfreem.fleins Hay Viesy oe Feolure,Soles Garden Rolsed Waler Feoture)finlshes 29|Oher Waler fealure (Coulyard Slream,Maring Bay View Wole Fealure.Sales Garden Roised Water Feoture)Waterprooflne Water Features will not be under softscape sub - contractor. I f y 2 e 6 s |O , t p he l r ea Wa s le e r p fe r o o tu v re i s de (Co t ur h t e yard de S t tr a e i om l .M s ari o na f B t ay he Vla W w at Wa e ter r Feature. (Maln Con) 0 ƽ 27 Ofner erer fedrure Ccunyard sream.rdrnd edy w dre Feofure.Soles Garden Ralsed Wafer Feofure)((pumps.plping ƽ

All landscape areas to have subsoil drainage pipe. C.1 Schedule of Works - TA No.1 Item K.ii 100mm dia subsoil drainage pipe for landscape area Please advise the location of the 100 diameter sub - soil pipe on the landscape area 2.2

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LO T TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER CLARIFICATION NO.1 DATE:29 MARCH 2022 CONSULTANTS'REPLY TENDER CLARIFICATION S/N Refer to Appendix 1.Landscape Edging refers to aluminium edge highlighted in Appendix 1. C.1 Schedule of Works - TA No.1 ltem J Hardscape Please advise the location of the following items a)Landform b)Landscape Edging 2.3 Refer to Appendix 1.Landscape Edging refers to aluminium edge highlighted in Appendix 1.Loose Gravel/Pebbles to be omitted. Landscape Architectural Design Criteria & Requirements - TA No.1 ltem 3.3 Responsibility Matrix (10 &11) Please advise the location and material finishes for the following items a) Landscape Edging b) Crushed Stones c) Landscape Walkway d)Landform e)Loose Gravel/Pebbles 2.4 Mderfedure spedlon Drainage (excluding sub - sol plping) ƽ Earthworks.Excavallons/Tree Pits 2 Extemol Roods - Manling (and on - going maintenance) 3 ƽ External Roods - Slte preparatlon [clearance,excavaflon of tree pits otc.L 4 Roads - P hngc d subsol ainoge 5 Fertigation System 6 Hardscape (pavlng 7 Hordscape (terraces,steps,ramps) 8 ƽ Landscape lighling trefer lo lighling specilcalians) 9 ƽ Hordscapu (Londscape Edging,Crushed stones,Landscopo Walkway,Landform] 1 0 Loose gravel/pobblos

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER CLARIFICATION NO.1 DATE:29 MARCH 2022 o. CONSULTANTS'REPLY TENDER CLARIFICATION S/N Fertilising of the plants to be done manually Landscape Architectural Design Criteria & Requirements - TA No.1 ltem 3.3 Responsibility Matrix (6 - Fertigation System) With reference to your Tender Addendum no.1, lrrigation System have been removed.Please advise whether do you still require the Fertigation System as stated in Landscape Architectural Design Criteria & Requirements - TA No.1 Item 3.3 Responsibility Matrix (6 - Fertigation System). Tendor Addondum 2.5 oPOtD TENORAEY GE S Alb 3.3 Ret0ansihOw The following malrix is a summary of the breakdown of responsibility for the andscape olements within the Soles Gollery.Any ifems nof specifically menfioned will be the responsibilily of the Main Controctor.The Main Contractor is responsible or the coordinafion ond adminisfrafion of all Sub - Confraclors. Dreinogo lexchiding wb - sol pipingl Earthvorks,Excovations/Tree Pts Eateinal Roods - PNanting fond on - aoing maintenancel pils Etemol Roads - site preparafon (clearonce.excavollon ol ƽ tree Ferflgatlon System

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT ACKNOWLEDGEMENT l/We acknowledge receipt of this Tender Clarification No.1 which comprises revised drawings/documents and confirm that these shall form an integral part of the tender submitted by me/us. Signature and stamp of Contractor Date:… … … … ……

LEGEND
mstt
LEGEND
Tree Planting - To be implemented by Softscape NSC.
Proposed Levels
MARINA WAY
MARINA
B0ULEVARD

oVES S30 - AD RAMBCL STUDIO F

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Monday,April 4,20225:43 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Addendum No.2 -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER ADDENDUM NO.2

We refer to the above and append herewith Tender Addendum No.2 for your information and action.

8SW SHOWFLAT-SOFTSCAPE TA220220404.zip

Tender Addendum No.2 documents comprise of the following:

1. QS Tender Documents

Please kindly sign and return (via email)the attached acknowledgmentslips for our record.

Thank you.

Best regards,

threesixty Cost Management

Crystal LIM
Threesixty Cost Management Pte.Ltd.

M+6592342465|F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia

1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Tuesday,April 5,202210:11 AM
To:	8SW 360 QS
Subject:	Re:8SW-Showflat-Softscape -Tender Addendum No.2 -Garden Beau
Attachments:	Acknowledge form TA2 -GB.pdf

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Dear Crystal

please find our acknowledgement form.

Regards

Joe Rahim

On Mon,Apr 4,2022 at 5:43 PM 8SW 360 QS<pj-8swgs@threesixtyconsultants.com >wrote:

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

1

1 DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER ADDENDUM NO.2 We refer to the above and append herewith Tender Addendum No.2 for your information and action. 8SW SHOWFLAT - SOFTSCAPE TA220220404.zip

Tender Addendum No.2 documents comprise of the following: 1.QS Tender Documents Please kindly sign and return (via email)the attached acknowledgmentslips for our record. Thank you Best regards, threesixty Mat Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedi 2

Tender Addendum No.2

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

INSTRUCTIONS TO TENDERERS

ACKNOWLEDGEMENT

I/We acknowledge receipt of this Tender Addendum No.1 which comprises revised drawings/documents and confirm that these shall form an integral part of the tender submitted by me/us.

Signature and stamp of Contractor .... GARDEN BEAU PTE LTD

Date: 5/4/22

Page 2

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Thursday,April 14,202210:46 AM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA(8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Interview No.1 -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER INTERVIEW NO.1

With reference to your tender submission on 6 April 2022,we are pleased to inform you that your company has been shortlisted for Tender Interview No.1.

The details of the Tender Interview are as follows:

Date:	18 April 2022,Monday
Time:	3:30 PM-4:00 PM
Venue:	Perennial Shenton Property Pte Ltd 28 Biopolis Road Lobby B,#02-01 Singapore 138568
Agenda:	Tenderers to prepare a presentation for the following - 1.Project organization chart for both on- site and off-site staff 2.Confirmation of plants availability 3.Soil mixing facility -provide photos and elaborate on methods of soil mixing 4.Notional work programme

1

Please acknowledge the receipt of this email and confirm the attendance with the following information before Monday : Contact No. Designation Name S/N 1 2. 3. Thank you. Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465 |F+6562648832 1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Monday,April 18,20229:34 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng;Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton
Subject:	Re:8SW-Showflat-Softscape -Tender Interview No.1 -Garden Beau

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Dear Crystal

We acknowledge and confirm our attendance.

S/N	Name	Designation	Contact No.
1.	Steven Tay Toh Kim	Director	81002916
2.	Joe Rahim	Project manager	96863906
3.			

Regards

Joe Rahim

On Thu,Apr 14,2022 at 10:46 AM 8SW 360 QS<pj-8swqs@threesixtyconsultants.com >wrote:

TO:GARDEN BEAU PTE LTD

AT TION:MR STEVEN TAY

Dear Sir,

1

1 Crystal LIM Mei Yin PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER INTERVIEW NO.1 With reference to your tender submission on 6 April 2022,we are pleased to inform you that your company has been shortlisted for Tender Interview No.1.

The details of the Tender Interview are as follows: 18 April 2022,Monday Date: 3:30 PM - 4:00 PM Time: Perennial Shenton Property Pte Ltd 28 Biopolis Road Lobby B,#02 - 01 Singapore 138568 Venue Tenderers to prepare a presentation for the following - 1. Project organization chart for both on - site and off - site staff 2. Confirmation of plants availability 3. Soil mixing facility - provide photos and elaborate on methods of soil mixing 4. Notional work programme Agenda: Please acknowledge the receipt of this email and confirm the attendance with the following information before Monday : Contact No. Designation Name S/N 1. 2. 3. 2

2 Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify thesender immedi threesixty

RAMBd LL- STUDIOD REISEITL

PLANNING & URBAN DESIGN

Date:18th April 2022

Ramboll Studio Dreiseitl
20 Harbour Drive #02-01
Singapore 117612

T +6562223780

www.dreiseitl.com

Our ref:RSD183S Tender Questionnaire 01 Garden Beau

PROPOSED TEMPORARY SHOWFLAT & SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT(COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

TENDER QUESTIONNAIRE 01

tem	Query	Reply
	Please confirm full compliance with all requirements according to the design brief,material and plant selection,drawings and specifications.	
2	Please confirm that you have worked out your own quantities to determine the works required under this Contract from the Design Brief,Specification,Drawings and other parts of the Tender Documents.	

Page 1 of 2

Page 1 of 2 Please confirm that you will work with the Landscape Architect on all necessary design adjustment to suit the eventual micro - climatic condition on site and that such changes that does not have an impact on the quantity or species of plant,no variation order is claimable.In this respect,please understand and confirm that change requests made after the completion of planting and installation due to failure of any plants to grow well and thrive under the micro - climatic condition of the site shall be subjected to approval and that no variation order is claimable for such approved changes 3 Please confirm that you have priced for the supply and installation of plants,including pre - growing within nursery according to market availability 4 Please confirm that trees and shrubs shall be provided with sufficient establishment period (minimum 3 months)prior to handover. 5

Page 2 of 2 Reply Query ltem Please provide the names and addresses of your proposed nursery/plant suppliers. 6 Please provide project organisation chart for both on - site and off - site staff. 7 Please confirm all plants availability and specifications as stated within the Drawings and Documents 8 Please confirm that the tender offer has considered all necessary works required for soil mix production that fulfil the project specifications Please submit a Method Statement describing your soil mix production,storage and delivery strategies,along with as summary of the soil mix composition. 9 Please provide a notional work programme indicating breakdown on the softscape works as such: Softscape Works (a) Material and sample submission (b) Planting procurement (c)Landscape mock - up (d) Soil and Planting delivery (e) Grading and sub - soil drainage works (f) Soiling works (g)Planting work 10

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022

IMPORTANT NOTES TO TENDERERS

1. Please fll in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance

TENDERER:GARDEN BEAU PTE LTD

No	QUESTION	TENDERER'S REPLY
1	General Please confirm that all items which were priced as"- ","NA","NIL" "NOTED","TBA","Included"and "Excluded"and the like or left blank are deemed to be included in the tender sum.If the item is left unpriced,it shall be deemed that the same have been included and allowed for in the tender offer and the Contractor shall not be entitled to any extra payment,loss,expense,claim,compensation,or extension of time arising from the Contract Works	
2	Please confirm that your tender shall be in full and complete compliance with all provisions as set out in the tender documents and as shown in the tender drawings.Any claim(s)arising from non-compliance or the misunderstanding of the scope of works will not be entertained	
3	Please confirm that all qualification (if any)that do not comply with the Tender Documents shall be withdrawn unconditionally and deemed to have no contractual effect.	
4	Please confirm that any unauthorised alteration or amendment made o the tender documents shall be deemed to have no effect (unless authorised in writing by the Employer's Representative or Quantity Surveyor)and the original text shall be adhered to	
5	Please confirm that,in the event of disputes arising during the course of the Works,you shall continue to proceed with the Works in accordance with your obligations under the Sub-Contract without hindrance due to the disputes.	

Page 1

Page 1 Please confirm that all unit rates,prices and percentage mark - up in your tender submission which are over or under - priced shall be subjected to adjustment by the Landscape Consultant /Quantity Surveyor to fair and reasonable level for equitable assessment of variations,after award.The Landscape Consultant's /Quantity Surveyor's assessment of the unit rates,prices and percentage mark up shall be deemed to be final and conclusive.In the event that you do not agree to the adjusted rates,you shall provide minimum 3 quotations to substantiate the proposed rate within 14 days from the Landscape Consultant's /Quantity Surveyor's request.The agreed unit rates shall remain valid throughout the Maintenance Period. 6

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 **Date:18 April 2022**

IMPORTANT NOTES TO TENDERERS

1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; 'Noted"will be considered as non-compliance with the tender requirements.

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
7	Please confirm that all prices in your tender submission shall be subjected to re-distribution to the Landscape Consultant's /Quantity Surveyor's approval prior to incorporation into the Contract Documents to ensure fair and reasonable distribution of the prices for progress payment purpose.However,the Contract Sum shall remain unchanged.	
8	Please confirm that the Employer reserves the right to award the tender in whole or in part,and your tender prices for individual items shall remain as stated in your tender offer if the Subcontract Works are awarded in parts.	
9	Please confirm that the quantities in the Schedule of Works ubmitted by you shall beof no therein shall be regarded as the Schedule of Rates and shall be used for the valuation of variations to the Employer's Requirements and Provisional Sums	
10	Please submit the name of the Bank providing Banker's Gurantee	

Page 2

Page 2 Please confrm that your tender pricing have included the following: - a)Insurance - Contractor All Risk /Workman's Compensation /Third party public liability policy b) Performance Bond(either in cash or,provided the Employer so agrees,by way of a banker's guarantee from a bank approved by the Employer)of an amount equals to 10%of the Contract Sum.The bond shall be deposited with the Employer and will not earn any nterest.The performance bond,if provided,by way of a banker's gurantee shall be identical to the speciment annexed hereto as Appendix H.2.The cost of obtaining such bond shall be borne by the Contractor c) Any other insurance policy which you think necessary for the project. (All above should cover the contract period plus 12 months maintenance period) 1 1 Please confirm that you are aware and agreeable that the Retention Sum is 10%for work done and 20%for materials (up to maximum 5%of the contract sum) 1 2 Please confirm that you are aware that the Maintenance Period is 1 12 months,which shall commence upon the issuance of a Completion 3 Certificate

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 **Date:18 April 2022**

IMPORTANT NOTES TO TENDERERS
1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent;
"Noted"will be considered as non-compliance with the tender requirements
2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
14	Please confirm that the Tenderer shall provide electricity and water from his own sources at his own expense for carrying out the rectification works during the Sub-Contract Maintenance Period (including the watering of roadside turf and trees if applicable) Should these be taken from the Employer's or the occupants'source the Sub-Contractor shall reimburse all costs and expenses in connection with the above to the Contractor or the respective occupants	
15	Please confirm that your tender sum shall be inclusive of pricing for all Tender Document dated 15 March 2022,Tender Addendum No.1 dated 21 March 2022,Tender Addendum No.2 dated 4 April 2022 and Tender Clarifications No.1 dated 29 March 2022 Please submit the signed acknowledgement for Tender Clarification No.1	
16	Contractural and Cost Related Please duly complete and/or submit the following:- a)Part A.2 Form of Tender (Item 7 was incomplete) b)Part H.1 GST Declaration Form(GST registration was not enclosed) c)Proposed programme of the Sub-Contract Works showing the critical path,schedules and sequence d)Proposed Sub-Contractor's Equipment to be used Note:The original tender amount shall remain unchanged	

Page 3

17	Please confirm your acceptance of arithmetical errors whilst maintaining the tender sums in accordance with the Form of Tender and Final Summary of Sub-Contract Sum Analysis submitted on 6 April 2022: a) Part C.1/Shrubs &Groundcover b) Part C.1/Hedges c) Part C.1/Hedges (Optional) d) Part C.1 /Operantion and Maintenance of Softscape including but not limited to the Planting e) Part C.1/Hardscape Note:The original tender amount shall remain unchanged	
18	Please submit your Revised Tender Offer as per attached Revised Final Summary of Sub-Contract Sum Analysis.	

Page 3

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022

IMPORTANT NOTES TO TENDERERS

1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY

Signature of Contractor

Address:...... ....

Date:...

Page 4

Cost and Contract Tender Questionnaire No.1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG

BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

REVISED FINAL SUMMARY OF SUB-CONTRACT SUM ANALYSIS

ITEM	DESCRIPTION		AMOUNT
	DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT		
1	Original Tender Submission dated 6 April 2022	S$	693,377.00
2	**ADD/OMIT** Cost adjustment for compliance with Tender Questionnaire No.1 (Tenderer to list the details):-		
	A	S$	
	B	S$	
	C	S$	
	D	S$	
	E	S$	
	TOTAL REVISED TENDER SUBMISSION	S$	
	Contractor's Signature and Stamp

Date Threesixty Cost Management Pte Ltd Part D.1 /Page 1

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Tuesday,April 19,20228:44 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Questionnaire No.1 &1A -Garden Beau
Attachments:	20220418_8SW_SF-SC_TQ No.1 -Garden Beau.pdf;20220418_8SW_SF-SC_TQ No.1 -Garden Beau (RFS).pdf;20220419_8SW_SF-SC_TQ No.1A -Garden Beau.pdf

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER QUESTIONNAIRE N0.1&1A

Please find attached herewith Tender Questionnaire No.1 for the above-mentioned project.

Tenderers are to submit on **25 April 2022 (Monday)by 12PM** at

> **Threesixty Cost Management Pte Ltd**
> 168 Jalan Bukit Merah
> #23-01 Connection One
> Singapore 150168
>
> **Contact Person:Ms Crystal Lim**

Tenderers are to submit **hardcopies -one** (1)original +one (1) **duplicate** in a sealed envelope clearly labelled as "Private and Confidential"as follows:

1

PRIVATE AND CONFIDENTIAL PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL, HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER <TENDERER'S COMPANY NAME> Note: Due to confidentiality,the attached revised final summary is encrypted with password.The password will be sent in a separate email. Kindly acknowledge receipt via return email for our record. Do note that this softcopy issued shall be deemed as official record without any hardcopy to be mailed out. 1

Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia 2

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Tuesday,April 19,20228:46 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;8SW 360 QS
Subject:	RE:8SW-Showflat-Softscape -Tender Questionnaire No.1 &1A -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER QUESTIONNAIRE NO.1 &1A

The password to revised final summary is **8SWSFSCGB**

Thank you.

Best regards,

Crystal LIM

Threesixty Cost Management Pte.Ltd.

threesixty

M+6592342465|F+6562648832

Confidentiality Caution:

Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia

From: 8SW 360 QS<pj-8swqs@threesixtyconsultants.com>

Sent: Tuesday,April 19,20228:44 PM

To: Garden Beau Pte Ltd <biz@gardenbeau.com.sg>

Cc:'Lim Kong Cheng'<lim.kongcheng@perennialholdings.com>;Loh Boon Hwee

1

1 <loh . boonhwee @perennialholdings . com> ; Perennial - 8 SHENTON < Perennial - 8 SHENTON@PerennialHoldings . com > ; 509 @DCA( 8 SW Redevelopment)< 509 AXA@dca - architects . com > ; # 8 shenton < 8 shenton@ramboll . com > ; 8 SW 360 QS < pj - 8 swqs@threesixtyconsultants . com > Subject : 8 SW - Showflat - Softscape - Tender Questionnaire No . 1 & 1 A - Garden Beau TO:GARDEN BEAU PTE LTD ATTENTION:MR STEVEN TAY Dear Sir, PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER QUESTIONNAIRE NO.1&1A

Please find attached herewith Tender Questionnaire No.1 for the above - mentioned project. Tenderers are to submit on 25 April 2022 (Monday)by 12PM a t Threesixty Cost Management Pte Ltd 168 Jalan Bukit Merah #23 - 01 Connection One Singapore 150168 Contact Person:Ms Crystal Lim Tenderers are to submit hardcopies - one (1)original +one (1) duplicate in a sealed envelope clearly labelled as “Private and Confidential”as follows: PRIVATE AND CONFIDENTIAL PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL, HOTEL,RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147 V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER <TENDERER'S COMPANY NAME> Note: Due to confidentiality,the attached revised final summary is encrypted with password.The password will be sent in a separate email. Kindly acknowledge receipt via return email for our record. Do note that this softcopy issued shall be deemed as official record without any hardcopy to be mailed out. Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia 2

RAMBdLL **STUDIOD** REISEITL

PLANNING &
URBAN DESIGN

Date:18th April 2022

Ramboll Studio Dreiseitl

20 Harbour Drive #02-01
Singapore 117612

T +6562223780

www.dreiseitl.com

Our ref:RSD183S Tender Questionnaire 01 Garden Beau

PROPOSED TEMPORARY SHOWFLAT & SALES GALLERY ON LOT TS30-00635M ALONG **BAYFRONT AVENUE TO SUPPORT MIXED-**USE **DEVELOPMENT(COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY**

TENDER QUESTIONNAIRE 01

Item	Query	Reply
1	Please confirm full compliance with all requirements according to the design brief,material and plant selection,drawings and specifications.	
2	Please confirm that you have worked out your own quantities to determine the works required under this Contract from the Design Brief,Specification,Drawings and other parts of the Tender Documents.	

Page 1 of 2

Page 1 of 2 Please confirm that you will work with the Landscape Architect on all necessary design adjustment to suit the eventual micro - climatic condition on site and that such changes that does not have an impact on the quantity or species of plant,no variation order is claimable.In this respect,please understand and confirm that change requests made after the completion of planting and installation due to failure of any plants to grow well and thrive under the micro - climatic condition of the site shall be subjected to approval and that no variation order is claimable for such approved changes 3 Please confirm that you have priced for the supply and installation of plants,including pre - growing within nursery according to market availability 4 Please confirm that trees and shrubs shall be provided with sufficient establishment period (minimum 3 months)prior to handover. 5

Page 2 of 2 Reply Query ltem Please provide the names and addresses of your proposed nursery/plant suppliers 6 Please provide project organisation chart for both on - site and off - site staff. 7 Please confirm all plants availability and specifications as stated within the Drawings and Documents. 8 Please confirm that the tender offer has considered all necessary works required for soil mix production that fulfil the project specifications Please submit a Method Statement describing your soil mix production,storage and delivery strategies,along with as summary of the soil mix composition . 9 Please provide a notional work programme indicating breakdown on the softscape works as such: Softscape Works (a) Material and sample submission (b) Planting procurement (c)Landscape mock - up (d) Soil and Planting delivery (e) Grading and sub - soil drainage works (f) Soiling works (g)Planting works 10

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT(COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 **Date:18 April 2022**

IMPORTANT NOTES TO TENDERERS

1. Please fil in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements.

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
1	General Please confirm that all items which were priced as "-",""NA","NIL", "NOTED","TBA","Included"and "Excluded"and the like or left blank are deemed to be included in the tender sum.If the item is left unpriced,it shall be deemed that the same have been included and allowed for in the tender offer and the Contractor shall not be entitled to any extra payment,loss,expense,claim,compensation,or extension of time arising from the Contract Works.	
2	Please confirm that your tender shall be in full and complete compliance with all provisions as set out in the tender documents and as shown in the tender drawings.Any claim(s)arising from non-compliance or the misunderstanding of the scope of works will not be entertained	
3	Please confirm that all qualification (if any)that do not comply with the Tender Documents shall be withdrawn unconditionally and deemed to have no contractual effect.	
4	Please confirm that any unauthorised alteration or amendment made to the tender documents shall be deemed to have no effect (unless authorised in writing by the Employer's Representative or Quantity Surveyor)and the original text shall be adhered to.	
5	Please confirm that,in the event of disputes arising during the course of the Works,you shall continue to proceed with the Works in	

Page 1

Page 1 accordance with your obligations under the Sub - Contract without hindrance due to the disputes. Please confirm that all unit rates,prices and percentage mark - up in your tender submission which are over or under - priced shall be subjected to adjustment by the Landscape Consultant /Quantity Surveyor to fair and reasonable level for equitable assessment of variations,after award.The Landscape Consultant's/Quantity Surveyor's assessment of the unit rates,prices and percentage mark up shall be deemed to be final and conclusive.In the event that you do not agree to the adjusted rates,you shall provide minimum 3 quotations to substantiate the proposed rate within 14 days from the Landscape Consultant's /Quantity Surveyor's request.The agreed unit rates shall remain valid throughout the Maintenance Period. 6

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1

Date:18 April 2022

IMPORTANT NOTES TO TENDERERS

1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or"Accepted"or equivalent; Noted"will be considered as non-compliance with the tender requirements.

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
7	Please confirm that all prices in your tender submission shall be subjected to re-distribution to the Landscape Consultant's /Quantity Surveyor's approval prior to incorporation into the Contract Documents to ensure fair and reasonable distribution of the prices for progress payment purpose.However,the Contract Sum shall remain unchanged	
8	Please confirm that the Employer reserves the right to award the tender in whole or in part,and your tender prices for individual items shall remain as stated in your tender offer if the Subcontract Works are awarded in parts	
9	Please confirm that the quantities in the Schedule of Works submitted by you shall be of no contractual effect but the unit rates therein shall be regarded as the Schedule of Rates and shall be used for the valuation of variations to the Employer's Requirements and Provisional Sums	
10	Please submit the name of the Bank providing Banker's Gurantee	

Page 2

Page 2 Please confirm that your tender pricing have included the following: - a)Insurance - Contractor All Risk /Workman's 1 1 Compensation /Third party public liability policy b)Performance Bond(either in cash or,provided the Employer so agrees,by way of a banker's guarantee from a bank approved by the Employer)of an amount equals to 10%of the Contract Sum.The bond shall be deposited with the Employer and will not earn any interest.The performance bond,if provided,by way of a banker's gurantee shall be identical to the speciment annexed hereto as Appendix H.2.The cost of obtaining such bond shall be borne by the Contractor. c)Any other insurance policy which you think necessary for the project. (All above should cover the contract period plus 12 months maintenance period Please confirm that you are aware and agreeable that the 1 Retention 2 Sum is 10%for work done and 20%for materials (up to maximum 5%of the contract sum) Please confirm that you are aware that the Maintenance Period is 1 12 months,which shall commence upon the issuance of a Completion 3 Certificate

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022

IMPORTANT NOTES TO TENDERERS
1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements. 2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
14	Please confirm that the Tenderer shall provide electricity and water from his own sources at his own expense for carrying out the rectification works during the Sub-Contract Maintenance Period (including the watering of roadside turf and trees if applicable Should these be taken from the Employer's or the occupants'source, the Sub-Contractor shall reimburse all costs and expenses in connection with the above to the Contractor or the respective occupants	
15	Please confirm that your tender sum shall be inclusive of pricing for all Tender Document dated 15 March 2022,Tender Addendum No.1 dated 21 March 2022,Tender Addendum No.2 dated 4 April 2022 and Tender Clarifications No.1 dated 29 March 2022 Please submit the signed acknowledgement for Tender Clarification No.1	
16	Contractural and Cost Related Please duly complete and/or submit the following:- a)Part A.2 Form of Tender (Item 7 was incomplete) b)Part H.1 GST Declaration Form(GST registration was not enclosed) c)Proposed programme of the Sub-Contract Works showing the critical path,schedules and sequence d)Proposed Sub-Contractor's Equipment to be used Note:The original tender amount shall remain unchanged	

Page 3

Page 3 Please confirm your acceptance of arithmetical errors whilst maintaining the tender sums in accordance with the Form of Tender and Final Summary of Sub - Contract Sum Analysis submitted on 6 April 2022: - a) Part C.1 /Shrubs &Groundcover b) Part C.1/Hedges c) Part C.1/Hedges (Optional) d) Part C.1 /Operantion and Maintenance of Softscape including bu not limited to the Planting e) Part C.1/Hardscape Note: The original tender amount shall remain unchange d. 1 7 Please submit your Revised Tender Offer as per attached 1 Revised Final Summary of Sub - Contract Sum Analysis 8

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V A T 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022 IMPORTANT NOTES TO TENDERER S 1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non - compliance with the tender requirements 2. Please refrain from re - typing the questions or making unauthorised amendments to the questionnaire form.All re - typed questionnaire shall be treated as non - compliance. TENDERER:G ARDEN BEAU PTE L TD TENDERER'S REPLY QUESTION N o . Signature of Contractor Address: ……… ………………… …… … ……… … … …… … ………………… Date:…………………………………………… Page 4

Cost and Contract Tender Questionnaire No.1 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147 V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT REVISED FINAL SUMMARY OF SUB - CONTRACT SUM ANALYSIS AMOUNT DESCRIPTION ITEM 693,377. 00 DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT Original Tender Submission dated 6 April 2022 S$ ADD/OMIT Cost adjustment for compliance with Tender Questionnaire No.1 (Tenderer to list the details): - A S$ B S$ C S$ D S$ E S$ TOTAL REVISED TENDER SUBMISSION S$ Contractor's Signature and Stamp 1 2

Date Threesixty Cost Management Pte Ltd Part D.1 /Page 1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1A **Date:19 April 2022**

IMPORTANT NOTES TO TENDERERS

1.Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements.

2.Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No	QUESTION	TENDERER'S REPLY
1	Contractural and Cost Related Please submit your Value Engineering Proposals,if any,as per attached Appendix A as optional items for the Employer's consideration. Please confirm that the optional costs submitted shall remain valid throughout the project duration	
2	Please submit the following cost breakdown as included in your original tender offer dated 6 April 2022 for the Employer's review:	

S/N	ITEM	UNIT	PROVISIONAL QUANTITIES	RATE	AMOUNT
a	Excavation	m3		$________	$________
b	Removal and disposal offsite	m3		$_	$_
C	Backfil	m3		$_	$_

Note:Your original tender amount shall remain unchanged.

Page 1

Signature of Contractor Address: ………… ……………………… Date:…………… …………………… Page 1

Аррепайх А11 р воробео темроваву бНоитЦАТа баLеб сАШевУ ОМЦот Твзоообзбм АЦоМо вАугвоМт Ауемието бирровт мхер - изе реуеЦормемт (соммевса!, нотеі, RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX A - VALUE ENGINEERING PROPOSALS The amount of the following items shall NOT be carried to Revised Final Summary NET COSTIMPLICATION ALTERNATIVE PROPOSAL SN TENDER PROVISION Amgun Amount Description Amoun Descriptio $ 5 $ Tend erer' s Proposed VE Item 8

$ $ 1 0 䖖 $ 5 TOTAL VALUE ENGINEERING PROPOSALS* Note; 1.*Not addedto "Total forValue Engineenng Propossls". Subeclo approvaland acceplance by Employerand Consulanls. ПП Ш the event that the Value Engint ot approved by the Authorit additional time and cost. ТНгееыхЕу СобГ Мападетеп!РЧв Ша

美花圆私人有限公司
GARDEN BEAU PTE LTD
1,Lim Chu Kang Lane 6,Singapore 718924
Tel:67937888 Fax:67937308
Email:biz@gardenbeau.com.sg
GST Registration No.19-9102755-Z
Business Registration No.199102755Z

Threesixty Cost Management Pte Ltd
168 Jalan Bukit Merah
#23-01 Connection One
Singapore 150168

Attention:Crystal Lim

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG
BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,
RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY
DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

Date 24 April 2022

oh Kim (Steven)
Please find our reply to tender query 01

Do contact us if you any further queries.

Regards Tay Ti

Cost and Contract Tender Questionnaire No.1

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG

BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

REVISED FINAL SUMMARY OF SUB-CONTRACT SUM ANALYSIS

ITEM	DESCRIPTION		AMOUNT
2	DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT Original Tender Submission dated 6 April 2022 S$ <u>ADD/OMIT</u> Cost adjustment for compliance with Tender Questionnaire No.1 (Tenderer to list the details):- A. omit item 0 signature trees-($59,000.00) B. add item 0 signature trees-$36,500.00 C. revise /add item AC to AG-$22,500.00 D E	S $ S $ S $ S $ S $	693,377.00
			693,377.00

TOTAL REVISED TENDER SUBMISSION Contractor's Signature and Stamp 25 April 2022 Date S $ Threesixty Cost Management Pte Ltd Part D.1/Page 1

SUPPLY,DELIVERY,INSTALL AND MAINTENANCE OF SOFTSCAPING WORKS FOR PROPOSED TEMPORARY SHOWFLAT SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TenderAddendum No.2 Tender Questionaire no 1 PRICING SECTION - HEDGES (SUPPLY,DELIVERY,INSTALL AND MAINTAIN) AMOUNT ($) UNIT RATE ($) PROVISION AL QUANTITIES (no.s) LEN GT H (m ) DESCRIPTION I TEM NO HEDGES /Carmona retusal INCLUSIVE OF WIRE FRAME AC $2,080 $80.00 2 26 12.0 1200(H)x 500mm (W)linear hedge 1 .00 $1,800 $50.00 2 36 18.0 900(H)x500mm(W)linear hedge 2 .00 $880.00 $40.0 0 422 11.0 600(H)x 500mm(W)linear hedge 3 HEDGES (Murraya paniculata) AD $3,240 .00 $2,650 $60.0 0 $50.0 354 53 360 27.0 26.5 28.0 1200(H)x500mm (W)linear hedge 900(H) h 500mm(W)linear hedge 600(H)x500mm (W)linear hedge 1 2 3 .00 $1,800 .00 0 $30.0 0 412 HEDGES (Podocarpus macrophyllusl AE 1 10.0 2500 (H)x600mm(W)linear hedge AF HEDGES (Ficus annulatal 1 $1,320.0 $110.0 430 0 0 29.0 1800(H) h 500mm(W)linear hedge AG HEDGES /Syzygium paniculatum) 1 $3,600.0 0 $120.0 0 457 57.0 1800(H) h 500mm(W)linear hedge $5,130.0 $90.0 0 0 ITOTAL CARRIED TO GENERAL SUMMARY † 22,500.00

SUPPLY,DELIVERY,INSTALL AND MAINTENANCE OF SOFTSCAPING WORKS FOR PROPOSED TEMPORARY SHOWFLAT SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE Tender Addendum - No.2 Tender questionaire 01 PRICING SECTION - TREES (SUPPLY,DELIVERY,INSTALL AND MAINTENANCE ONLY) AMOUNT ($) UNIT RATE ($) PROVISIONA L QUANTITIE S (no.s) CANOPY SPREAD( m) GIRTH SIZE (m) HEIGHT (m) DESCRIPTION ITEM NO SHOWFLAT TREES N $1,600.00 $320.00 5 1.2 0.15 5 - 6 Arfeuillea arborescens 1 $2,100.00 $300.00 7 1.2 0.15 5 - 6 Azadirachta indica 2 $9,000.00 $300.00 30 1.2 0.12 3 - 4 Citharexylum spinosum 3 $13,500. 00 S450.00 30 1.2 0.15 5 - 6 Cleistanthus sumatranus 4 $3,300.00 $300.00 11 1.2 0.12 3 - 4 Cratoxylum cochinchinense 5 $1,500.00 $300.00 5 1.2 0.15 5 - 6 Dalbergia latifolia 6 $1,600.00 $100.00 16 1.2 0.12 1.5 - 2 Dendrolobium umbellatum 7 $600.00 $300.00 2 1.2 0.15 5 - 6 Erythrophleum suaveolens 8 $1,800.00 $300.00 6 1.2 0.15 5 - 6 Hopea odorata 9 $600.00 $300.00 2 1.2 0.15 5 - 6 Millingtonia hortensis 10 $2,100.00 $300.00 7 1.2 0.15 5 - 6 Pteleocarpa lamponge 11 $500.00 $100.00 5 1.0 0.12 1 - 2 Senna siamea 12 $16,320.0 0 S480.00 34 1.0 0.12 4 - 5 Tristaniopsis merguensis 13 $2,450.00 S350.00 7 1.5 0.15 5 - 6 Xanthostemon chrysanthus 14 $750.00 $250.00 3 1.2 0.12 3 - 4 Xanthostemon chrysanthus 15 $57,720. 00 170 Total Trees PRICING SECTION - SIGNATURE TREES (FOR INSTALLATION &MAINTENANCE ONLY) AMOUNT( $) UNIT RATE ($) PROVISIONA L QUANTITIE S (no.s) CANOPY SPREAD( m) GIRTH SIZE (m) HEIGHT (m) DESCRIPTION ITEM NO SIGNATURE TRE ES 0 $3,500 $500.00 7 2 0.3 5 - 6 Lagerstroemia floribunda 1 .00 $24,000 .00 $5,000 $8,000.0 0 $500.00 $500.00 3 10 8 2 2 1.5 0.6 0.3 0.15 5 - 6 5 - 6 6 - 7 Lagerstroemia indica Libidibea ferrea Tristianopsis whiteana 2 3 4 .00

$4,000.0 0 $36,500.0 0 28 Total Trees TOTAL CARRIED TO GENERAL SUMMARY s36.500.001 Rev.2 Part C.1/Page 6

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRAGT TENDER QUESTIONNAIRE NO.1A **Date:19 April 2022**

IMPORTANT NOTES TO TENDERERS

1.Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or"Accepted"or equivalent "Noted"will be considered as non-compliance with the tender requirements

2.Please refrain from re-typing the questions or making unauthorized amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
1	Contractural and Cost Related Please submit your Value Engineering Proposals,if any,as per attached Appendix A as optional items for the Employer's consideration Please confrm that the optional costs submitted shall remain valid hroughout the project duration.	refer to notes in VE section
2	Please submit the following cost breakdown as included in your original tender offer dated 6 April 2022 for the Employer's review:	

S/N	ITEM	UNIT	PROVISIONAL QUANTITIES	RATE	AMOUNT
a	Excavation	m3	by others	$________	$________
b	Removal and disposal offsite	m3	by others	$_	$_
C	ASM only for planting works Backfill	m3	2721m3	$60 $_	163,260.00 $________

Page 1

N ote:Your original tender amount shall remain unchanged . Signature of Contractor Address: ………… ……………… Date: …… ………………… Page 1

Appendix A/1 рворобео темронАвУ вноигЦАта вАЦез оАШевУ оМЦот тбэоообзбм АЦоМо вАугвоМТ аУеМИе то бИрронт МХеПАбе реУёЦОРМЕМТ (СОммевСА!, ноте!, в евшемтаЦонцот твзо - оцАсано твз» - оо14туатв анентомщах пебем, биррЦуамо шбтаШапом ор богтбсаршо ионкб бивсонтнаст APPENDIX A - VALUE ENGINEERING PROPOSALS The amount ef the following items shall NOT be carried to Revised Final Summary AL NET COS TIMPLICATION Amounl Amoum SIN TENDERPROVISION ALTERNATIVE FROPOS Denenson Descngon Amgunl 5 Tendorsrs Pronoand VE IemS N.A Value Engineering by changing of species will not result in saving of any significant amount as tree cost for the project is less than 15%of the entire amount we would rather orovide the client with a goodwill discount than counter proposing which will go through the approval process 2 3

5 1 0 * 5 5 TOTAL VALUE ENGINEERING PROPOSALS** Hole: 1"Moladdedlo TotalforVaua En;neeing Propoaab". ЗПпИпп вуепНпоШеУаше Епдпаопд НатТзпоарргчвсБуШт АиПптИуФю СоптпсЮг вПаПгвмопШасКюШовпШюгГоГдпвТргоуЙзЮопТйоэУдпапс Ието зТоТЕе по сАат Тог additonal time and cost. Тпгооыху Сое Мападатеп РЬ ША

RAMBCLL **STUDIODREISEITL**

PLANNING &
URBAN DESIGN

Date:18n April 2022

Ramboll Studio Dreiseitl

20 Harbour Drive #02-01
Singapore 117612

T +6562223780

www.dreiseitl.com

Our ref:RSD183S Tender Questionnaire 01 Garden Beau

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT(COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

TENDER QUESTIONNAIRE O1

Item	Query	Reply
1	Please confirm full compliance with all requirements according to the design brief,material and plant selection,drawings and specifications.	We confirm
2	Please confirm that you have worked out your own quantities to determine the works required under this Contract from the Design Brief,Specification,Drawings and other parts of the Tender Documents.	We confirm

Page 1 of 2

Page 1 of 2 we confirm to work closely with the LA to carry out any planting adjustment on site due to site constrain. Please confirm that you will work with the Landscape Architect on all necessary design adjustment to suit the eventual micro - climatic condition on site and that such changes that does not have an impact on the quantity 3 or species of plant,no variation order is claimable.In this respect,please understand and confirm that change requests made after the completion of planting and installation due to failure of any plants to grow well and thrive under the micro - climatic condition of the site shall be subjected to approval and that no variation order is claimable for such approved changes. we confirm Please confirm that you have priced for the supply and installation of plants,including pre - growing within nursery according to market availability. 4 we confirm Please confirm that trees and shrubs shall be provided with sufficient establishment period (minimum 3 months)prior to handover. 5

Item	Query	Reply
6	Please provide the names and addresses of your proposed nursery/plant suppliers	Lian Hong and Yili in Malaysia
7	Please provide project organisation chart for both on- site and off-site staff.	please see attached
8	Please confirm all plants availability and specifications as stated within the Drawings and Documents.	We confirm availability at the current moment
9	Please confirm that the tender offer has considered al necessary works required for soil mix production that fulfil the project specifications. Please submit a Method Statement describing your soil mix production, storage and delivery strategies, along with as summary of the soil mix composition.	please see attached as presented during the interview01
10	Please provide a notional work programme indicating breakdown on the softscape works as such: <u>Softscape Works</u> (a)Material and sample submission b)Planting procurement c)Landscape mock-up (d)Soil and Planting delivery (e)Grading and sub-soil drainage works (f)Soiling works (g)Planting works	 3 weeks 3 weeks 2 weeks 4 weeks included in soil delivery included in soil dollvery 4 weeks

Page 2 of 2

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRAGT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 **Date:18 April 2022**

MPORTANT NOTES TO TENDERERS
1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements. 2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typee questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
1	General Please confirm that all items which were priced as"-,"NA", "NIL" "NOTED","TBA","Included"and "Excluded"and the like or left blank are deemed to be included in the tender sum.If the item is left unpriced,it shall be deemed that the same have been included and allowed for in the tender offer and the Contractor shall not be entitled to any extra payment,loss,expense,claim,compensation,or extension of time arising from the Contract Works.	we confirm
2	Please confirm that your tender shall be in full and complete compliance with all provisions as set out in the tender documents and as shown in the tender drawings.Any claim(s)arising from non- compliance or the misunderstanding of the scope of works will not be entertained	we confirm
3	Please confirm that all qualification (if any)that do not comply with the Tender Documents shall be withdrawn unconditionally and deemed to have no contractual effect	we confirm
4	Please confirm that any unauthorised alteration or amendment made o the tender documents shall be deemed to have no effect (unless authorised in writing by the Employer's Representative or Quantity Surveyor)and the original text shall be adhered to.	we confirm
5	Please confirm that,in the event of disputes arising during the course of the Works,you shall continue to proceed with the Works in	we confirm

Page 1

Page 1 accordance with your obligations under the Sub - Contract without hindrance due to the disputes. We confirm Please confirm that all unit rates,prices and percentage mark - up in your tender submission which are over or under - priced shall be subjected to adjustment by the Landscape Consultant /Quantity Surveyor to fair and reasonable level for equitable assessment of variations,after award.The Landscape Consultant's /Quantity Surveyor's assessment of the unit rates,prices and percentage mark up shall be deemed to be final and conclusive.In the event that you do not agree to the adjusted rates,you shall provide minimum 3 quotations to substantiate the proposed rate within 14 days from the Landscape Consultant's /Quantity Surveyor's request.The agreed unit rates shall remain valid throughout the Maintenance Period. 6

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 **Date:18 April 2022**

IMPORTANT NOTES TO TENDERERS

1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non-compliance with the tender requirements

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form.All re-typed questionnaire shall be treated as non-compliance.

TENDERER :GARDEN BEAU PTE LTD

No	QUESTION	TENDERER'S REPLY
7	Please confirm that all prices in your tender submission shall be subjected to re-distribution to the Landscape Consultant's /Quantity Surveyor's approval prior to incorporation into the Contract Documents to ensure fair and reasonable distribution of the prices for progress payment purpose.However,the Contract Sum shall remain unchanged	We confirm
8	Please confirm that the Employer reserves the right to award the tender in whole or in part,and your tender prices for individual items shall remain as stated in your tender offer if the Subcontract Works are awarded in parts	We confirm
9	Please confirm that the quantities in the Schedule of Works submitted by you shall be of no contractual effect but the unit rates therein shall be regarded as the Schedule of Rates and shall be used for the valuation of variations to the Employer's Requirements and Provisional Sums.	We confirm
10	Please submit the name of the Bank providing Banker's Gurantee.	UOB
11	Please confirm that your tender pricing have included the following:- a)Insurance -Contractor All Risk /Workman's Compensation /Third party public liability policy b)Performance Bond(either in cash or,provided the Employer so agrees,by way of a banker's guarantee from a bank approved by the Employer)of an amount equals to 10%of the Contract Sum.The bond shall be deposited with the Employer and will not earn any nterest.The performance bond,if provided,by way of a banker's gurantee shall be identical to the speciment annexed hereto as Appendix H.2.The cost of obtaining such bond shall be borne by the Contractor c)Any other insurance policy which you think necessary for the project	We confirm

Page 2

Page 2 (All above should cover the contract period plus 12 months maintenance period) We are aware Please confirm that you are aware and agreeable that the Retention Sum is 10%for work done and 20%for materials (up to 1 2 maximum 5%of the contract sum We confirm Please confirm that you are aware that the Maintenance Period is 12 months,which shall commence upon the issuance of a Completion 1 3 Certificate

PROPOSED TEMPORARY SHOWFLAT&SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022

IMPORTANT NOTES TO TENDERERS

1. Please fil in the below questionnaire form clearly stating your acceptance in either "Confirmed" or "Accepted" or equivalent; "Noted" will be considered as non-compliance with the tender requirements

2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form. All re-typed questionnaire shall be treated as non-compliance.

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY
14	Please confirm that the Tenderer shall provide electricity and water from his own sources at his own expense for carrying out the rectification works during the Sub-Contract Maintenance Period including the watering of roadside turf and trees if applicable) Should these be taken from the Employer's or the occupants' source the Sub-Contractor shall reimburse all costs and expenses in connection with the above to the Contractor or the respective occupants	we confirr
15	Please confirm that your tender sum shall be inclusive of pricing for all Tender Document dated 15 March 2022, Tender Addendum No.1 dated 21 March 2022, Tender Addendum No.2 dated 4 April 2022 and Tender Clarifications No.1 dated 29 March 2022. Please submit the signed acknowledgement for Tender Clarification No.1	We confirm
16	Contractual and Cost Related Please duly complete and/or submit the following:- a)Part A.2 Form of Tender (Item 7 was incomplete) b)Part H.1 GST Declaration Form(GST registration was not enclosed) c)Proposed programme of the Sub-Contract Works showing the critical path, schedules and sequence d)Proposed Sub-Contractor's Equipment to be used Note:The original tender amount shall remain unchanged.	noted

Page 3

17	Please confim your acceptance of arithmetical errors whilst maintaining the tender sums in accordance with the Form of Tender and Final Summary of Sub-Contract Sum Analysis submitted on 6 April 2022:- a) Part C.1/Shrubs &Groundcover b) Part C.1/Hedges c) Part C.1 /Hedges (Optional) d) Part C.1 /Operantion and Maintenance of Softscope including but not limited to the Planting e) Part C.1/Hardscope Note:The original tender amount shall remain unchanged	we confirm
18	Please submit your Revised Tender Offer as per attached Revised Final Summary of Sub-Contract Sum Analysis	noted

Page 3

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO •

SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144G AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

COST AND CONTRACT TENDER QUESTIONNAIRE NO.1 Date:18 April 2022

IMPORTANT NOTES TO TENDERERS
1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed" or "Accepted" or equivalent; "Noted" will be considered as non-compliance with the tender requirements. 2. Please refrain from re-typing the questions or making unauthorised amendments to the questionnaire form. All re-typed questionnaire shall be treated as non-compliance

TENDERER:GARDEN BEAU PTE LTD

No.	QUESTION	TENDERER'S REPLY

GARDEN BEAU PTE LTD *

Signature of Contractor

1 Lim Chu Kang lane 6

718924

25 April 2022

Date: ....

Page 4

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147 V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER INTEVIEW 01

AGENDA 1.Project organization chart for both on - site and off - site staff 2.Confirmation of plants availability 3.Soil mixing facility - provide photos and elaborate on methods of soil mixing 4.Notional work programme roject organization chart for both on - site and off - site staff Board of Directors St even Tay &Tay Guan Sen g Project Manager pofeng za yaars Land scape Architect Winnie Tan Bpofmnea⁴yaan Joyce Tay Horicgitural Lananger Experience;3 years Aung Tun Wn Karflin Tay Wendy Tan Expehancn:30 yeati Senior Supervisor peh Boon G Work in aB:3 year? AWK Nursery M2nag0 Ow Han Yong Logistic &Machinery manager Work in Ge:21 years ste Nanager Work in CB:23 yoam Maintenance Supervisor Tay Ah Chap Expetenct.s year Head of Financa &Administratian Wark in GB:1 years Thiyagarajan Boogaldurai Supervsgr Supervisor Ramaiahvelar Chockalingam Worn In G8:10 yoart Supervisor Werk in GB:11 yearg Munugaiah Suresh Werk In GB:13 years Supervisor Karuppiah Pandlye Wuthaven K.anthsea Wark,in GB VOyuans(dnwet Thangarasu Sivakumar Woc.n Ga:t4yoat Supervisor Chinnathambi Ramesh Work in GB:13years Vadivel Subramaniam Supervisor Selvaraj Marudnurejsn onfirmation of plants availability ll Species are confirm available by our Malaysian supplier (Lian Mongand Yi Li Nursery)

oil mixing facility - provide photos and elaborate on methods of soil mixing soil mixing will be carried out off site in our nursery. ividual physical sample of soil component will be submitted for approval. l will be mixed with the ratio as specified in the Landscape Architects specification. l mix will be submitted for lab test at AVA and result will be submitted for approval. Soil will be delivered to site via tippersoil truck or in jumbo bag /smaller gunny bag if access is comp otional work programme Soiling works Landscape area c soil up if storage not required and underground ser any is installed . ( carry out coordin with main contra BOULEVAR D MARINA on marked in Red can be carried out in advance without obstructing main contractor's work as re away from the showflat.Trees can be planted early to allow them to establish.(services need ck before carrying out work,will coordinate with Main contractor) at other landscape area will be carried out once the façade /water feature are completed.

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

en,g is y wt w.A ugiRt.*88, *;y*?A:

PECLARATION OF GOODS AND SERVICES TAX(GS)STATUS

I hereby declare that Garden Beau Pte Ltd O

(Name of Company)

1 Lim Chu Kang lane 6 (S)718924 is /will be/is not

(Address of Company.

a taxable person under the Goods and Services Tax (GST)Act.The GST registration number of the company is 19-91027557

Dated this 8 day of April 20 2022

Signature

Tay Toh Kim (Steven Tay)

Name

Director

Designation

* Delete if inapplicable.

** NOTE:PLEASE ENCLOSE A DUPLICATE COPY OF THE GST REGISTRATION CERTIFICATE FOR VERIFICATION.

Threesixty Cost Management Pte Ltd Part H.2/Page 1

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Monday,May 23,20221:05 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton;8SW 360 QS
Subject:	8SW-Showflat-Softscape -Tender Interview No.2 -Garden Beau

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER INTERVIEW NO.2 -FINAL NEGOTIATION

With reference to your tender submission on 6 April 2022 and all subsequent submissions,we are pleased to inform you that your company has been shortlisted for Tender Interview No.2 -Final Negotiation.

The details of the Tender Interview are as follows:

Date:	24 May 2022,Tuesday
Time:	10:30 AM-11:00 AM
Venue:	Perennial Shenton Property Pte Ltd 28 Biopolis Road Lobby B,#02-01 Singapore 138568

Please acknowledge the receipt of this email and confirm the attendance with the following information **by today,23 May 2022**:

S/N	Name	Designation	Contact No.
1.			
2.			
3.			

1

Thank you Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify the sender immedia 1

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Tuesday,May 24,20228:07 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng;Loh Boon Hwee;Perennial-8SHENTON;509@DCA (8SW Redevelopment);#8shenton
Subject:	Re:8SW-Showflat-Softscape -Tender Interview No.2 -Garden Beau

This message Is From an External Sender

Please do not clfck the links or attachments and do not respond to this message if you are unsure of its origin.

Dear All

Received with thanks

S/N	Name	Designation	Contact No.
1.	Tay Toh Kim Steven	Director	81002916
2.			
3.			

Regards

Joe Rahim

On Mon,May 23,2022 at 1:05 PM 8SW 360 QS<pj-8swqs@threesixtyconsultants.com>wrote:

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

1

Crystal LIM Mei Yin

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER INTERVIEW NO.2 -FINAL NEGOTIATION

With reference to your tender submission on 6 April 2022 and all subsequent submissions,we are pleased to inform you that your company has been shortlisted for Tender Interview No.2 -Final Negotiation.

1

The details of the Tender Interview are as follows:

Date:	24 May 2022, Tuesday
Time:	10:30 AM-11:00 AM
Venue:	Perennial Shenton Property Pte Ltd 28 Biopolis Road Lobby B, #02-01 Singapore 138568

Please acknowledge the receipt of this email and confirm the attendance with the following information **by today,23** May 2022:

S/N	Name	Designation	Contact No.
1.			

Thank you.

Best regards,

Crystal LIM
Threesixty Cost Management Pte.Ltd.

M+6592342465 | F+6562648832

Confidentiality Caution:
Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please notify thesenderimmedi

2

Crystal LIM Mei Yin From: Sent: To: 8SW 360 QS Monday,May 23,20221:10 PM Garden Beau Pte Ltd Cc: 'Lim Kong Cheng';Loh Boon Hwee;Stephanie Toh;Perennial - 8SHENTON;509 @DCA(8SW Redevelopment);#8shenton;8SW 360 QS Subject: 8SW - Showflat - Softscape - Tender Questionnaire No.2 (Final Negotiation) - Garden Beau Attachments: 20220523_8SW_SF - SC_TQ No.2 - Garden Beau.pdf TO:GARDEN BEAU PTE LTD ATTENTION:MR STEVEN TAY Dear Sir, PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT A VENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER QUESTIONNAIRE N0.2 (FINAL NEGOTIATION) Please find attached herewith Tender Questionnaire No.1 for the above - mentioned project. Tenderers are to submit on 24 May 2022 (Tuesday)at Tender Interview No.2 - Final Negotiation Tenderers are to submit hardcopies - one (1)original +one(1) duplicate in a sealed envelope clearly labelled as "Private and Confidential"as follows: PRIVATE AND CONFIDENTIAL PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL, HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER <TENDERER'S COMPANY NAME> 1

1 Note: Due to confidentiality,the attached revised final summary is encrypted with password.The password will be sent in a separate email. Kindly acknowledge receipt via return email for our record. Do note that this softcopy issued shall be deemed as official record without any hardcopy to be mailed out. Thank you. Best regards,

Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Confidential information may be contained in this message.If you are not the intended recipient,please nolify the sender immedia 2

Crystal LIM Mei Yin

From:	8SW 360 QS
Sent:	Monday,May 23,20221:15 PM
To:	Garden Beau Pte Ltd
Cc:	'Lim Kong Cheng';Loh Boon Hwee;Stephanie Toh;Perennial-8SHENTON;8SW 360 QS
Subject:	RE:8SW -Showflat-Softscape -Tender Questionnaire No.2 (Final Negotiation)- Garden Beau
Attachments:	20220523_8SW_SF-SC_TQ No.2 -Garden Beau (RFS).pdf

TO:GARDEN BEAU PTE LTD

ATTENTION:MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT

AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

TENDER QUESTIONNAIRE N0.2 (FINAL NEGOTIATION)

The password to revised final summary is **8SWSFSCGB**

Kindly acknowledge receipt via return email for our record.

Thank you.

Best regards,

threesixty

Crystal LIM

Threesixty Cost Management Pte.Ltd.

M+6592342465|F+6562648832

Confidentiality Caution:

Privileged/Conidential information may be contained in this message.If you are not the intended recipient,please notiy the sender immedia

1

1 From: 8SW 360 QS< pj - 8swqs@threesixtyconsultants.com > Sent: Monday,May 23,20221:10 PM To: Garden Beau Pte Ltd < biz@gardenbeau.com.sg > Cc: 'Lim Kong Cheng'< lim.kongcheng@perennialholdings.com >;Loh Boon Hwee < loh . boonhwee@perennialholdings . com > ; Stephanie Toh < stephanie . toh@perennialholdings . com > ; Perennial - 8 SHENTON < Perennial - 8 SHENTON@PerennialHoldings . com > ; 509 @DCA( 8 SW Redevelopment)< 509 AXA@dca - architects . com> ; # 8 shenton < 8 shenton@ramboll . com > ; 8 SW 360 QS< pj - 8 swqs@threesixtyconsultants . com > Subject: 8SW - Showflat - Softscape - Tender Questionnaire No.2(Final Negotiation) - Garden Beau TO:GARDEN BEAU PTE LTD ATTENTION:MR STEVEN TAY Dear Sir,

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER QUESTIONNAIRE N0.2 (FINAL NEGOTIATION) Please find attached herewith Tender Questionnaire No.1 for the above - mentioned project. Tenderers are to submit on 24 May 2022(Tuesday)at Tender Interview No.2 - Final Negotiation Tenderers are to submit hardcopies - one(1)original +one (1)duplicate in a sealed envelope clearly labelled as “Private and Confidential”as follows: PRIVATE AND CONFIDENTIAL PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS 30 - 00635 M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL, HOTEL,RESIDENTIAL)ON LOT TS 30 - 00144 C AND TS 30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER <TENDERER'S COMPANY NAME> Note: Due to confidentiality,the attached revised final summary is encrypted with password.The password will be sent in a separate email. Kindly acknowledge receipt via return email for our record. Do note that this softcopy issued shall be deemed as oficial record without any hardcopy to be mailed out. Thank you. Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465|F+6562648832 Confidentiality Caution: Privileged/Conidential informalion may be contained in this message.If you are not the intended recipient,please nolify the sender immedia 2

Crystal LIM Mei Yin

From:	Garden Beau Pte Ltd <biz@gardenbeau.com.sg>
Sent:	Tuesday, May 24, 2022 7:25 AM
To:	8SW 360 QS
Cc:	Lim Kong Cheng; Loh Boon Hwee; Stephanie Toh; Perennial-8SHENTON; 509@DCA (8SW Redevelopment); #8shenton
Subject:	Re: 8SW-Showflat-Softscape -Tender Questionnaire No.2 (Final Negotiation)-Garden Beau

This message Is From an External Sender

Please do not click the links or attachments and do not respond to this message if you are unsure of its origin.

Dear Crystal

We acknowledge the receipt of your email

Regards

Joe Rahim

On Mon, May 23, 2022 at 1:09 PM 8SW 360 QS<pi-8swqs@threesixtyconsultants.com> wrote:

TO: GARDEN BEAU PTE LTD

ATTENTION: MR STEVEN TAY

Dear Sir,

PROPOSED TEMPORARY SHOWFLAT & SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL, HOTEL, RESIDENTIAL) ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

1

1 D ESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT TENDER TENDER QUESTIONNAIRE N0.2 (FINAL NEGOTIATION) Please find attached herewith Tender Questionnaire No.1 for the above - mentioned project. Tenderers are to submit on 24 May 2022 (Tuesday)at Tender Interview No.2 - Final Negotiation

Tenderers are to submit **hardcopies -one(1)original +one (1)duplicate** in a sealed envelope clearly labelled as "Private and Confidential"as follows:

PRIVATE AND CONFIDENTIAL

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY

ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL, HOTEL,RESIDENTIAL)ON LOT TS30-00144C AND TS30-

00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT TENDER

<TENDERER'S COMPANY NAME>

Note: Due to confidentiality,the attached revised final summary is encrypted with password.The password will be sent in a separate email.

Kindly acknowledge receipt via return email for our record.

Do note that this softcopy issued shall be deemed as official record without any hardcopy to be mailed out.

2

2 Thank you. Best regards, Crystal LIM Threesixty Cost Management Pte.Ltd. M+6592342465 |F+6562648832 Confidentiality Caution: Privileged/Confidential informalion may be contained in this message.If you are not the intended rscipient,please nolify the sender immedi threesixty

Page 1 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE T O SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT COST AND CONTRACT TENDER QUESTIONNAIRE NO.2 Date:23 May 2022 IMPORTANT NOTES TO TENDERERS 1. Please fill in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent "Noted"will be considered as non - compliance with the tender requirements 2. Please refrain from re - typing the questions or making unauthorised amendments to the questionnaire form.All re - typed questionnaire shall be treated as non - compliance TENDERER; GARDEN BEAU PTE LT D TENDERER'S REPLY QUESTION No . Contractural and Cost Related Refer to your list of value engineering proposals enclosed in your revised tender submission dated 25 April 2022 . Please find enclosed Appendix A - List of Value Engineering Proposals with the Consultants'comments for your information 1 Please submit your Final Tender Offer as per attached Revised Final Summary 2 Signature of Contractor Address:…………………………………… Date:… …… ………………… AppendixA/1 PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT APPENDIX A - LIST OF VALUE ENGINEERING PROPOSALS TENDER PROVI S / N Description

	Garden Beau Pte Ltd			
1	NA Value Engineering by changing of species will not results in savings of any significant amount as tree cost for the project is less than 1%of the entire amount we would rather provide client with a goodwil discount than counter proposing which will go through the approval process		Noted Noted	

ITEM	
	DESIGN, SUPP WORKS SU Revised Tend
1	LESS Commercial
2	
	Contractor'
	Date

Cost and Contract Tender Questionnaire No.2 (Final Negotiation)

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG

BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL,

RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

REVISED FINAL SUMMARY OF SUB-CONTRACT SUM ANALYSIS

Cost and Contract Tender Questionnaire No.2 (Final Negotiation)

PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30-00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED-USE DEVELOPMENT (COMMERCIAL,HOTEL, RESIDENTIAL)ON LOT TS30-00144C AND TS30-00147V AT 8 SHENTON WAY

DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT

REVISED FINAL SUMMARY OF SUB-CONTRACT SUM ANALYSIS

ITEM	DESCRIPTION		AMOUNT
	DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB-CONTRACT		
1	Revised Tender Submission dated 25 April 2022 LESS 5% Commercial Discount	S$	693,377.80 34,668.85
2		S$	
	FINAL TENDER SUBMISSION	S$	658,708.15
	BEAU GARDEN PTE LTD Contractor's Signature and Stamp 24 5 2022 Date		

24/5/2022

- ) , Threesixty Cost Management Pte Ltd Part D.1/Page 1

) PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT (COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT COST AND CONTRACT TENDER QUESTIONNAIRE NO.2 Date:23 May 2022 I MPORTANT NOTES TO TENDERER S 1. Please fll in the below questionnaire form clearly stating your acceptance in either "Confirmed"or "Accepted"or equivalent; "Noted"will be considered as non - compliance with the tender requirements. 2. Please refrain from re - typing the questions or making unauthorised amendments to the questionnaire form.All re - typed questionnaire shall be treated as non - compliance. TENDERER:GAR DEN BEAU PTE LT D TENDERER'S REPLY QUESTION No . Noted. Cont ractural and Cost Relate d Refer to your list of value engineering proposals enclosed in your revised tender submission dated 25 April 2022.Please find enclosed Appendix A - List of Value Engineering Proposals with the Consultants'comments for your information. 1 Noted. Please submit your Final Tender Offer as per attached Revised Final Summary 2 Signature of Address: 1 Lim Chu Kang Lane 6 (s)718924 Date: ……… 24/5/2022 Page 1 … …

Appendх А11 то амение АЦома ваугпомт омцот твзп - абзбм саЦЕепх заьев зномнцатв темроваву рпорозер мхЕп - Зирропт U se pevelopmenт(cомmenсia!, нотel, resipenial)onloт тsз0 - оо144с ano DESIGN,SUPPLY AND INSTALLATION OF SOFTSCAPING WORKS SUB - CONTRACT тsз0 - оо147уатв sнеnтon wav APPENDIXA - LIST OF VALUE ENGINEERING PROPOSALS ALTERNAT PROPOSAL CONSULTA COMMENTS IVE DATED25APRIL NTS DATED 24MAY2022 2022 TENDER PROVISION S N Commenls Description Descriptlon Carden Beau Pto Ltd NA 1 Noted Value Engineering by changing of specles will not results in savings of any slgnificant amount as tree cost for the project is less than 15%of the entire amount Noted we would rather provide client with a goodwill discount than counter proposing which will go through the approval process

Page - 1 1 Contract Documents The following letters and documents shall form part of the Contract: - (a) Threesixty's issuance of Letter of Invitation via email dated 15 March 2022 at 8:34 AM; (b) Threesixty's issuance of Tender Addendum No.1 via email dated 22 March 2022 at 5:50 PM (c) Threesixty's issuance of Tender Clarification No.1 via email dated 29 March 2022 at 5:04 PM; (d) Threesixty's issuance of Tender Addendum No.2 via email dated 4 April 2022 at 5:43 PM; (e) Garden Beau's Tender Submission dated 6 April 2022; (f) Threesixty's issuance of Invitation to Tender Interview No.1 via email dated 14 April 2022 at 10:46 AM; (g) Consultants'issuance of Tender Questionnaire No.1 at Tender Interview No. 1 dated 18 April 2022; (h) Threesixty's issuance of Tender Questionnaire No.1&1A via email dated 19 April 2022 at 8:44 PM; (i) Garden Beau's Revised Tender Offer and Replies to Tender Questionnaire No.1&1A dated 25 April 2022; (j) Threesixty's issuance of Invitation to Tender Interview No.2 via email dated 23 May 2022 at 1:05 PM; Threesixty's issuance of Tender Questionnaire No.2 via email dated 23 May 2022 at 1:10 PM; (1) Garden Beau's Revised Tender Offer and Replies to Tender Questionnaire No.2 dated 24 May 2022; (m) This letter . In the event of any inconsistency between the terms and conditions stipulated in this letter and the earlier letters and documents identified above, the terms and conditions in this letter shall prevail . For the avoidance of doubt,any words or phrases in this letter shall have the same meaning and intent as described or defined in the Articles and Conditions of Contract identified in the Tender Documents . Threesixty denotes Threesixty Cost Management Pte Ltd Garden Beau's denotes Garden Beau Pte Ltd

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax 65 - 63677003 Website: www.lincotrade.com.sg Email:lincotrade@singnet.com.sg Co.Reg.No:199105725K RE:CONDITIONS OF SUB - CONTRACT 1.Sub - Contract Works (i) The Sub - Contract Works shall mean all permanent works described in the Sub - Contract,all temporary works reasonably required for a satisfactory construction of the permanent works,all variations ordered by Lincotrade &Associates Pte Ltd in accordance with the Conditions of Sub - Contract and all other works necessary and/or incidental to the execution,completion and maintenance of the said works notwithstanding that the said works are not expressly described or referred to in the Sub - Contract . (ii) Supply of labour,machinery equipment,tools &materials for the execution of all works as detailed in the specifications &drawings. 2.Sub - Contractor's Work Force The Sub - Contractor is to ensure under no circumstances will illegal workers be allowed onto the site . The Sub - Contractor is solely and totally responsible and liable for ensuring no such occurrences arise during the execution of our work . Only legally employed workmen area to be engaged for the work . Employment of illegal workmen will be constructed as a fundamental breach . 3.Works Programme and Obligations (i) The Sub - Contract Sum shall complete the Sub - Contract Works in a workmanlike manner in accordance with the relevant documents and within the time or by the Date of Completion in the Sub - Contract . If so required,the Sub - Contractor shall complete the Sub - Contract Works in separate portions . (ii) The Sub - Contractor agreed to be bound to Lincotrade &Associates Pte Ltd by the like obligations by which Lincotrade &Associates Pte Ltd is bound to the Employer by the terms and conditions of the Main Contract unless varied and acknowledge that he had a reasonable opportunity to inspect the terms of the Main Contract . 4. Submittals The following documents shall be submitted within seven(7)days from the date of this letter to M/s Lincotrade &Associates Pte Ltd at 39 Sungei Kadut Loop Singapore 729494 (i) Workers'namelist (i)

(ii) Workers'work permit copy(front /back)and Safety Orientation Card /Building Construction Supervisors Safety Card (iii) Coretrade Foreman personnel card (iv) Method Statements (v) Risk Assessments &Safe Work Procedure c y re c difec Certhcation

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax 65 - 63677003 Email:lincotrade@singnet.com.sg Website: www.lincotrade.com.sg Co.Reg.No:199105725K 5.Insurance The Sub - Contractor shall be responsible for taking up insurance coverage for all their equipment, plant and machinery,including those of their Sub - Contractors of all tiers,whether they are on rental or otherwise . It is agreed and understood that in the event of loss or damage to any such plant, equipment and machinery caused by negligence at site,the insurance companies of the Sub - Contractor including their Sub - Contractors and Suppliers of all tiers shall not exercise any right of recourse against Lincotrade &Associates Pte Ltd and that the said insurance companies shall waive theirs rights of subrogation against Lincotrade &Associates Pte Ltd . The Sub - Contractor shall be fully responsible to pay for injuries,medical leave,medical, hospitalization,compensation and all costs of their workers and those of their Sub - Contractors and Suppliers of all tiers . 6. Suspensions &Termination 1. Lincotrade &Associates Pte Ltd reserves the right to suspend or terminate in whole or in parts the Sub - Contractor Works if the works engaged by the sub - contractor is in a unsatisfactory manner and fails to comply within three days with written instructions from Lincotrade &Associates Pte Ltd requiring compliance with the Sub - Contract Conditions . 1. Sub - contractor shall be deemed to understand &have complied with the specification &regulation set by Authorities &consultant in their execution of the work during project duration . 3. Sub - contractor is required to provide protection to other completed finishes when carrying out their work . Damages to other trades’finishes which is due to sub - contractor negligence shall be repaired/rectified at his cost . 4. Completed Works found to be unacceptable by Owner,Project Consultants,Lincotrade &Associates Pte Ltd or Authorities are to be rectified by Sub - contractor at their own expense and completed within the stipulated time schedule . Additional cost incurred with abortive material purchased by Lincotrade &Associates Pte Ltd will be deducted accordingly from responsible sub - contractor . 7.Authorized Representative A responsible &competent full time site stationed member from the Sub - Contractor shall be nominated to receive all instructions from Lincotrade &Associates Pte Ltd and ensure all safety procedures are properly carried out at all times . He shall be solely responsible for co - ordination and liaison with us and be in charge of the whole Sub - contract works and to attend regular site and safety committee meetings .

Lincotrade &Associates Pte Ltd reserves the right to ask for a change of personnel should the assigned staff is found unsuitable and incompetence to keep up with the progress of the works. SAC Ssdy QS - 2011 - 10 Certification 1SO 45001:2018 Certificatlon 1509001:2015 ST R dy dy Certification

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax Website: www.lincotrade.com.sg 65 - 63677003 Email:lincotrade@singnet.com.sg Co.Reg.No:199105725K 8.Procedure For Payment 8.1 The Sub - Contractor shall submit to the Lincotrade &Associates Pte Ltd before the last week of each calendar month for the work completed during the previous month.Necessary documentation(if required by the Main Contractor)to substantiate amount claimed by the Sub - Contractor. 8.2 For every certified payment,ten percent ( 10% )shall be retained by the Main Contractor and may be used to pay every outstanding liabilities of the Sub - Contractor as described in those conditions . These retained moneys will be returned to the Sub - Contractor upon satisfactory completion of the maintenance period . 9. Evasion The Sub - Contractor may not evade or seek payments for obvious requirements due to any discrepancy in the drawing or between the drawings and the specification and or these conditions . Any doubts as to the meaning and intent of the drawings,the specifications and these conditions should immediately be referred to the Lincotrade &Associates Pte Ltd,who shall decide which shall be followed 10. Materials All materials used shall new and the best of their respective kinds as described in the Specifications . Sample where required,are to be supplied free of charge for approval before being built or incorporated into the works . All materials shall be transported,handle and properly stored on site in such manner as to minimize and prevent damage,deterioration,or contamination,etc. Any materials that are old,deteriorated,contaminated or not equal to approved sample or specification will be rejected and removed from the site all at the Sub - Contractor's own expense. 11. Variation And Omission Works 1. There shall be no variation claims for additions whatsoever to the Sub - Contract Sum,unless specifically authorized in writing by Lincotrade &Associates Pte Ltd. 2. Payment shall be according to the price as agreed upon in this Agreement or the Employer's/Consultants'valuation where applicable.For work that does not have a price in the Agreement,payment shall be in accordance with Employer's /Consultant's valuation. 3. No claim for any loss of profit or any other consequential losses resulting from any variation, addition or omission shall be granted. 4. Any penalty charged by the Main contractor/will be back charged to the sub - contractor accordingly. 5. All variation orders,omissions items,pending items subject to Client's confirmation (Back to Back Confirmation)

12. Other items to be included in this contract: a) All submission to equivalent /relevant authorities (if any).

立鎧企業联合私人有限公司
LINCOTRADE &ASSOCIATES PTE LTD
Tel
39 Sungei Kadut Loop,Singapore 729494
65-63668500 (6 Lines)Fax 65-63677003 Email:lincotrade@singnet.com.sg
Website:www.lincotrade.com.sg Co.Reg.No:199105725K

RE : MINISTRY OF MANPOWER REGULATIONS We would like to draw your attention that Ministry Of Manpower (MOM)is now exercising to eliminate on hiring of illegal workmen and to improve safety awareness at site . More spot check will be conducted by MOM's inspector on site . Therefore,in order to maintain our reputation in the construction industry,we require your assistance in the following matters : (A)Illegal workmen should be banned from working at site : (i) All foreign workers working at site should possess valid work permit,a copy of such should forward to our site personnel concerned for record. (ii) Any workers caught by Government Dept.for not holding valid work permit should be solely under your company's responsibility. (B) Safety Provisions at site: (i) Safety helmet of approved type should be provided by your company to all your workers. (ii) Only worker with proper attire and footwear are allowed to work on site. (iii) Any unsafe act or unsafe working conditions should be reported to Site Safety Supervisor immediately. (iv) You have to ensure that all safety provisions under your scope of work should strictly adhere to. (v) Instruction on safety matter from our Site Safety Supervisor or Site Personnel must be carried our immediately. (vi) To registered all your workers to attend Safety Orientation Course (SOC)and forward such certificate when require. We shall appreciate your full co - operation and look forward to see a more safety working environment.

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500(6 Lines)Fax 65 - 63677003 Email:lincotrade@singnet.com.sg Website: www.lincotrade.com.sg Co.Reg.No:199105725K RE:THE EMPLOYMENT OF FOREIGN WORKERS ACT CAP 91A,1991 EDN AND THE IMMIGATION ACT CAP 133,1985 EDN. The Sub - Contractor is required to accept the equivalent and corresponding responsibilities and obligations of the Contractor listed below and shall submit a"Written Undertaking"based on the attached specimen. The Sub - Contractor undertakes that it will not: 1. employ and ensure that its sub - contractors will not employ any Foreign Worker as defined under the Employment of Foreign Workers Act Cap 91 A,its subsidiary legislation and/or all enactment or re - enactment thereof (hereinafter collectively referred to as 'the Employment of Foreign Workers Act') unless the sub - Contractor or its sub - contractors have obtained in respect of the Foreign Worker valid work permit required by the Foreign Worker Act which allows the Foreign Worker to work for the Sub - Contractor or its sub - contractors . The Sub - contractor shall ensure that the said employment of the Foreign worker is in accordance with the conditions of the work permit ; 2. harbour or employ and ensure that its sub - contractors do not harbour or employ any person who has acted in contravention of the provisions of the Immigation Act Cap 133 ,its subsidiary legislation and/or enactment or re - enactment thereof (hereinafter collectively referred to as 'the Immigration Act') ; and 3. contravene any of the provisions of the Employment of Foreign Workers Act and/or the Immigration Act. The Sub - Contractor shall be liable for and shall indemnify the Contractor against any damage, expense,liability,loss,claims,proceedings and/or penal sanction whatsoever arising out of or by reasons of the commission of any offence under the Employment of Foreign Workers Act and/or the Immigration Act and of any breach of default of the undertaking to be submitted in accordance with the specimen annexed to this Sub - Contract /Work Order . Any breach or default by the Sub - Contractor of any of the above mentioned undertaking shall be construed as a fundamental breach of this Sub - Contract which entitle the Contractor to terminate the sub - Contract pursuant to the Conditions of Sub - Contract . For the avoidance of doubt,the Contractor will not consent nor in any way condone the contravention of any of the provisions of the Employment of Foreign Workers Act and/or the Immigration Act . The Contractor shall therefore be entitled to carry out checks and inspections of the workers of the Sub - Contractor and its sub - contractors to ascertain whether there is any contravention of the provisions of the Employment of Foreign Workers Act and/or the Immigration Act .

Where in the Contractor's opinion,there is a contravention of any provision of the Employment of Foreign Workers Act and/or the Immigration act,the Contractor shall be entitled,in respect of such a contravention,to deny entry and/or evict any person employed by the sub - Contractor and/or its sub - contractors from the Site . In such an event,the Contractor and/or its sub - contractors shall not have any claim or recourse whatsoever against the Contractor .

Tel ・䧗Աᾝ㚄ਸ⿱Ӫᴹ䲀ޜਨ LINCOTRADE &ASSOCIATES PTE LTD 39 Sungei Kadut Loop,Singapore 729494 65 - 63668500 (6 Lines)Fax 65 - 63677003 Email:lincotrade@singnet.com.sg Website: www.lincotrade.com.sg Co.Reg.No:199105725K To facilitate the checks and inspections,the Sub - Contractor shall: 1. ensure that all its as well as its Sub - Contractors'Foreign Workers and/or workers who are Non - Singapore Citizens shall have in their possession the respective valid work permits as required under the Employment of Foreign Workers Act and/or permits and/or passes as required under the Immigration Act ; 2. provide to the Contractor shall required information for the Contractor to enter into the Register,which pursuant to the Employment of Foreign Workers Act,the Contractor shall keep of Foreign Workers ; 3. provide information update to the Contractor for the aforesaid register at all times; 4. before commencement of the Works,submit a list of all Foreign Workers and/or Non - Singapore Citizens employed by the Sub - Contractor and/or its sub - contractors who are on the Site for any reason whatsoever . The list shall contain the following information : a)Name according to legal identification document; b)Nationality; c) Passport Number; d) Sex and Age; e) Work Permit Number and/or Permit Number and/or Pass Number f) Expiry date of work permit and/or permit and/or pass;and g) Job designation. 5. update the aforesaid list at all times; 6. obtain security passes for all workers on site from the Contractor,provided that for Foreign Workers and/or Non - Singapore Citizens,the security passes shall only be issued to those who have valid work permits,and/or permits and/or passes ; and 7. ensure that such security passes must be worn at all times by all workers on Site. Yours faithfully LINCOTRADE &ASSOCIATES PTE LTD Agreed /Accepted By: GARDEN BEAU PTE LTD

h CK TAN Director TAN/an Signature/Co.Stamp Date: 䮯 R

9 WRITTEN UNDERTAKING ON EMPLOYMENT OF FOREIGN WORKERS/ ILLEGAL WORKERS Lincotrade &Associates Pte Ltd 39 Sungei Kadut Loop Singapore 729494 Your Ref No: LTL/S/7256 Date: 24 Jun 2022 Dear Sir WRITTEN UNDERTAKING PROPOSED TEMPORARY SHOWFLAT &SALES GALLERY ON LOT TS30 - 00635M ALONG BAYFRONT AVENUE TO SUPPORT MIXED - USE DEVELOPMENT ( COMMERCIAL,HOTEL,RESIDENTIAL)ON LOT TS30 - 00144C AND TS30 - 00147V AT 8 SHENTON WAY · Sub - Contract for Design,Supply,And Installation of Softscaping Work I/We, ,hereby declare and undertake that we have not or shall not employ any Foreign Worker or any person for the purpose of the Works in the contravention of the Employment Of Foreign Workers Act and/or Immigration Act. I/We further agree to indemnify you against all liability arising from all claims or proceeding whatsoever and for all damages,costs and expenses (including legal costs on a full indemnity basis)suffered or incurred by you as a result of any default on my/our part of this undertaking. Yours faithfully SUB - CONTRACTOR COMPANY NAME/ COMPANY STAMP NAME &DESIGNATION DATE